UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________________

SCHEDULE 14A

________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ALL IN FUTURETECH ALLIANCE, INC.

(Name of Registrant as Specified in Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED [•], 2026

ALL IN FUTURETECH ALLIANCE, INC.
745 Fifth Avenue, Suite 500
New York, NY, 10151

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2026

TO THE STOCKHOLDERS OF ALL IN FUTURETECH ALLIANCE, INC.:

NOTICE IS HEREBY GIVEN that the 2026 annual meeting of stockholders (including any adjournments or postponements thereof, the “Annual Meeting”) of All In FutureTech Alliance, Inc. (the “Company”) will be held virtually and exclusively online via live audio-only webcast on [•], at [•] eastern time, or at any adjournment or adjournments thereof, for the following purposes:

1.      To elect (i) two Class B directors to serve until the 2027 annual meeting of stockholders, (ii) two Class C directors to serve until the 2028 annual meeting of stockholders, and (iii) two Class A directors to serve until the 2029 annual meeting of stockholders (Proposal 1);

2.      To ratify the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2);

3.      To consider and vote on whether to approve an amendment to the Company’s 2019 Equity Incentive Plan (as amended) that would increase the number of authorized shares under the Company’s 2019 Equity Incentive Plan (as amended) to 1,911,281 shares of the Company’s common stock (Proposal 3); and

4.      To consider and vote on whether to approve the issuance of 707,730 shares of the Company’s common stock to Mr. Yangyang Li, the Company’s President and a Class A director, pursuant to the Share Issuance and Reimbursement Agreement, dated May 2, 2026, by and between the Company and Mr. Yangyang Li (Proposal 4).

These items of business are more fully described in the proxy statement accompanying this Notice.

You will be able to attend the Annual Meeting online and vote your shares electronically during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AIFA2026. Because the Annual Meeting is being conducted virtually, you will not be able to attend the Annual Meeting in person.

The record date for the Annual Meeting is [•], 2026. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,
/s/ Yangyang Li
Yangyang Li
President

[•], 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL STOCKHOLDER MEETING TO BE HELD ON [•], 2026

We have elected to utilize the “full set delivery” option and are delivering paper copies to all stockholders entitled thereto of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

The proxy statement for the Annual Meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available on our investor relations website at https://ir.alliedgaming.gg.

We encourage you to review all of the important information contained in the proxy materials before voting. This proxy statement contains information about the 2026 Annual Meeting of stockholders of the Company. Proxy materials will be first sent to stockholders on or about [•], 2026.

Page
Questions and Answers About These Proxy Materials and Voting	1
Board of Directors	7
Proposal 1 Election of Directors	9
Proposal 2 Ratification of the Appointment of ZH CPA, LLC to Act as the Company’s Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2026	10
Proposal 3 Approval of an Amendment to the Company’s 2019 Equity Incentive Plan (as Amended) to Increase the Number of Authorized Shares	11
Proposal 4 Approval of the Issuance of Shares of the Company’s Common Stock to Mr. Yangyang Li pursuant to the Share Issuance and Reimbursement Agreement Dated May 2, 2026.	17
Principal Accountant Fees and Services	20
Current Directors, Director Nominees and Executive Officers	21
Information Regarding the Board of Directors and Corporate Governance	26
Delinquent Section 16(A) Reports	30
Executive and Director Compensation	31
Pay Versus Performance	33
Security Ownership of Certain Beneficial Owners, Management and Directors	36
Certain Transactions	38
Director Nominations and Stockholders Proposals for the 2027 Annual Meeting	39
Stockholder Proposals for Inclusion in the Proxy Materials for the 2027 Annual Meeting	40
Householding of Materials	40

i

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED [•], 2026

ALL IN FUTURETECH ALLIANCE, INC.

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On [•]

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a full set of these materials, instead of a notice regarding the internet availability of proxy materials?

We are using the full set delivery method of providing proxy materials to stockholders. Because we have elected to utilize the full set delivery option, we are delivering to all stockholders of record paper copies of the proxy materials, as well as providing access to the proxy materials on a publicly accessible website. The proxy materials are available on the internet at www.proxyvote.com.

Why am I receiving these materials?

We are providing you with these proxy materials because the board of directors (the “Board of Directors” or the “Board”) of All In FutureTech Alliance, Inc. (sometimes referred to as “we,” “us,” “our” or the “Company”) is soliciting your proxy to vote at the 2026 annual meeting of stockholders, including at any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held on [•], at [•] eastern time, virtually and exclusively online via live audio-only webcast at www.virtualshareholdermeeting.com/AIFA2026.

We intend to mail this proxy statement and accompanying proxy card on or about [•], 2026, to all stockholders of record entitled to vote at the Annual Meeting. You are receiving these proxy materials because you owned shares of the Company’s common stock as of the close of business on [•], 2026 (the “Record Date”).

Why are you holding a virtual Annual Meeting?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world. Stockholders will have the same rights and opportunities to participate as they would have at an in-person meeting.

How do I attend the Annual Meeting?

You cannot attend the Annual Meeting physically. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/AIFA2026, where you will be able to listen to the Annual Meeting live and vote online.

The Annual Meeting will start at [•] eastern time on [•], 2026. You will be able to participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/AIFA2026 and entering the 16-digit control number found on your proxy card or voting instruction form. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers. If you experience technical difficulties during the Annual Meeting, you should call the technical support phone number provided when you log in to the Annual Meeting.

In order to enter the Annual Meeting virtually, you will need your unique 16-digit control number, which is printed on your proxy card, or included with your voting instruction form and voting instructions received from your broker, bank, trustee, or nominee if you are the beneficial owner of the shares held in “street name.”

What if I cannot virtually attend the Annual Meeting?

You may vote your shares electronically before the meeting by Internet, by phone, or by proxy as described below. You do not need to access the Annual Meeting audio-only webcast to vote if you submitted your vote via proxy or by Internet or by phone in advance of the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were [•] shares of common stock outstanding and entitled to vote. A list of such holders will be open to the examination of any stockholder for any purpose germane to the Annual Meeting at All In FutureTech Alliance, Inc., 745 Fifth Avenue, Suite 500, New York, NY 10151 for a period of ten (10) days ending on the day prior to the date of the Annual Meeting. Please contact Roy L. Anderson, our Chief Financial Officer, to make arrangements to inspect the list.

Stockholder of Record — Shares Registered in Your Name:    If at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting virtually or vote by proxy prior to the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy through the Internet, or using a proxy card to ensure your vote is counted.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank:    If at the close of business on the Record Date, your shares were not registered in your name, but instead are held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. Since you are not the stockholder of record, however, you may not vote your shares at the Annual Meeting even if you participate virtually unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are four matters being proposed by the Board for a vote:

1.      To elect (i) two Class B directors to serve until the 2027 annual meeting of stockholders, (ii) two Class C directors to serve until the 2028 annual meeting of stockholders, and (iii) two Class A directors to serve until the 2029 annual meeting of stockholders (Proposal 1);

2.      To ratify the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2);

3.      To consider and vote on whether to approve an amendment to the Company’s 2019 Equity Incentive Plan (as amended) that would increase the number of authorized shares under the Company’s 2019 Equity Incentive Plan (as amended) to 1,911,281 shares of the Company’s common stock (Proposal 3); and

4.      To consider and vote on whether to approve the issuance of 707,730 shares of the Company’s common stock to Mr. Yangyang Li, the Company’s President and a Class A director, pursuant to the Share Issuance and Reimbursement Agreement, dated May 2, 2026, by and between the Company and Mr. Yangyang Li (Proposal 4).

How does the Board recommend that I vote?

The Board recommends that you vote:

1.      “FOR” the election of each of the director nominees named in this proxy statement (Proposal 1);

2.      “FOR” the ratification of the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2);

3.      “FOR” the approval of the amendment to the Company’s 2019 Equity Incentive Plan (as amended) that would increase the number of authorized shares under the Company’s 2019 Equity Incentive Plan (as amended) to 1,911,281 shares of the Company’s common stock (Proposal 3); and

4.      “FOR” the approval of the issuance of 707,730 shares of the Company’s common stock to Mr. Yangyang Li, the Company’s President and a Class A director, pursuant to the Share Issuance and Reimbursement Agreement, dated May 2, 2026, by and between the Company and Mr. Yangyang Li (Proposal 4).

What if another matter is properly brought before the Annual Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. Should any other business properly come before the meeting, the persons named on the proxies will have discretionary authority to vote the shares represented by such proxies in their best judgment, subject to compliance with Rule 14a-4(c) of the Exchange Act.

How do I vote?

With respect to Proposal 1, you may vote “FOR” or “WITHHOLD” on each of the director nominees to the Board. With respect to Proposals 2, 3, and 4, you may vote “FOR” or “AGAINST,” or you may abstain from voting.

Stockholder of Record — Shares Registered in Your Name:    If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy via the Internet. Whether or not you plan to attend the virtual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual meeting and vote your shares even if you have already voted by proxy.

•        VOTE BY INTERNET.

Before The Meeting.    Go to www.proxyvote.com and transmit your voting instructions up until 11:59 p.m. eastern time on [•], 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form to vote your shares.

During The Meeting.    To vote online during the Annual Meeting, visit www.virtualshareholdermeeting.com/AIFA2026. Have your proxy card in hand when you call and then follow the instructions.

•        VOTE BY MAIL.    To vote by mail using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope we have provided or return it to 51 Mercedes Way, Edgewood, NY 11717. If you return your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

•        VOTE BY PHONE.    To vote by phone, call 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. eastern time on [•], 2026. Have your proxy card in hand when you call and then follow the instructions.

Beneficial Owner — Shares Registered in the Name of a Broker or Bank:    If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should receive a voting instruction form and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the internet as instructed by your broker or bank. To vote in real time at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date. Stockholders may not cumulate votes in the election of directors.

If I am a stockholder of record and I do not vote, or if I return proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, through the Internet, by phone, or by voting electronically at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendation of the Board on all matters presented in this proxy statement. If you vote via the Internet using the website noted on your proxy card, you do not need to return your proxy card.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner whose shares of record are held by a bank, broker or other nominee (sometimes called “street name” or “nominee name”) as of the Record Date, you may instruct your bank, broker or other nominee how to vote your shares. If you do not give instructions to your bank, broker or other nominee, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies (the “Broker Rules”), banks, brokers or other nominees have the discretion to vote on routine matters, but do not have the discretion to vote on non-routine matters. Proposals 1, 3, and 4 are each considered to be “non-routine” under applicable exchange rules, and Proposal 2 is considered to be “routine” under such rules.

Street name stockholders should generally be able to vote by Internet or by signing, dating and returning a voting instruction form. Your bank, broker or other nominee is required to vote those shares in accordance with your instructions. However, the availability of Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name stockholder, then you may not vote your shares by ballot at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine”, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1, 3 and 4 are each considered a “non-routine” proposal and therefore, we expect broker non-votes to exist in connection with such proposals. Broker non-votes will have no effect on the outcome of Proposals 1, 3 and 4. Proposal 2 is considered to be a “routine” proposal and therefore, we do not expect broker non-votes to exist in connection with such proposal.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote or revoke my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•        You may submit another properly completed proxy card with a later date (which automatically revokes the earlier proxy).

•        You may grant a subsequent proxy through the Internet.

•        You may send a timely written notice that you are revoking your proxy to our Secretary at our principal executive offices at 745 Fifth Avenue, Suite 500, New York, NY 10151.

•        You may attend the virtual Annual Meeting and vote online by following the instructions posted at www.proxyvote.com. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy or voting instructions or vote through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card or internet proxy is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank. Street name stockholders may only vote at the Annual Meeting if they obtain a legal proxy from the broker, bank or other nominee that holds their shares.

What vote is required to approve each proposal?

Proposal 1 — Directors are elected by a plurality of the votes cast by the holders of shares of common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the two nominees of each class of directors receiving the highest number of “FOR” votes will be elected.

Proposal 2 — The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy will be required to ratify the appointment of ZH CPA, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3 — The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy will be required to approve the amendment to the Company’s 2019 Equity Incentive Plan (as amended) that would increase the number of authorized shares under the Company’s 2019 Equity Incentive Plan (as amended) to 1,911,281 shares of the Company’s common stock.

Proposal 4 — The proposal to approve the issuance of 707,730 shares of the Company’s common stock to Mr. Yangyang Li, the Company’s President and a Class A director, pursuant to the Share Issuance and Reimbursement Agreement, dated May 2, 2026, by and between the Company and Mr. Yangyang Li, requires the following votes:

(1)    the affirmative vote of the holders of a majority of the total votes of shares of the Company’s common stock cast virtually or by proxy at the Annual Meeting on the proposal, pursuant to the rules of The Nasdaq Stock Market LLC (the “NASDAQ Standard”), and

(2)    the affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy, pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws Standard”), and

(3)    the affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy, excluding any votes by Mr. Li, any person or entity that directly or indirectly controls, is controlled by, or is under common control with him, any entity of which he is a director, officer, partner, or 20% or greater voting stockholder, any trust or estate in which he holds at least a 20% beneficial interest or serves in a fiduciary capacity, and any relative or spouse (or relative of such spouse) who shares his residence (the “Contractual Standard”).

Broker non-votes, if any, will have “NO EFFECT” on Proposals 1, 3 and 4. Because Proposal 2 is considered a “routine” matter, we do not expect broker non-votes to exist in connection with that proposal. Abstentions will have “NO EFFECT” on Proposal 1. Abstentions will have the same effect as “AGAINST” votes on Proposals 2, 3 and 4.

Is cumulative voting permitted for the election of directors?

No. You will not be permitted to cumulate your votes for the election of directors. Under Delaware law, stockholders are not entitled to cumulative voting rights unless a corporation’s certificate of incorporation explicitly authorizes such rights. The Company’s Second Amended and Restated Certificate of Incorporation does not authorize cumulative voting rights for stockholders.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Annual Meeting are deemed present at the Annual Meeting, virtually or represented by proxy. On the Record Date, there were [•] shares issued and outstanding and entitled to vote. Thus, the holders of [•] shares must be deemed present virtually or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically at the Annual Meeting. “Withhold” votes, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote thereat may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We expect to announce preliminary voting results at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

How can I obtain electronic access to the proxy materials?

This proxy statement, our Annual Report on Form 10-K, and any amendments thereto, for the year ended December 31, 2025, are available on our investor relations website at https://ir.alliedgaming.gg/sec-filings.

BOARD OF DIRECTORS

Our Second Amended and Restated Certificate of Incorporation provides for a classified Board of Directors in which directors are divided into three classes, designated as Class A, Class B and Class C. Each class serves staggered, three-year terms. We currently have six directors serving on our Board of Directors.

As previously disclosed, the Company did not hold an annual meeting in 2024. Pursuant to a court order that enjoined conducting any vote regarding changes to the composition of the Company’s Board of Directors at the annual meeting in 2025, no vote regarding the election or removal of directors was taken at the Company’s combined 2024/2025 annual stockholders meeting which was held on August 4, 2025. As such, the Class B and C directors whose terms would have expired in 2024 and 2025, respectively, have continued to serve as directors until the Annual Meeting. At the Annual Meeting, all Class A, B and C directors will be named as director nominees for election to the same class.

If elected at the Annual Meeting, (i) each of our Class A director nominees will hold office until the 2029 annual meeting of stockholders or until his or her successor is elected and shall have qualified, or until his or her earlier death, resignation, removal or disqualification, (ii) each of our Class B director nominees will hold office until the 2027 annual meeting of stockholders or until his or her successor is elected and shall have qualified, or until his or her earlier death, resignation, removal or disqualification, and (iii) each of our Class C director nominees will hold office until the 2028 annual meeting of stockholders or until his or her successor is elected and shall have qualified, or until his or her earlier death, resignation, removal or disqualification.

The following chart sets forth the current three classes of directors.

Director Nominee/Director	Class	Expiration of Term of Director
Yangyang Li	Class A	2026
Shanglong Li	Class A	2026
Jingsheng (Jason) Lu	Class B	*
Mao Sun	Class B	*
Yuanfei (Cliff) Qu	Class C	*
Chi Zhao	Class C	*

____________

*        The Company did not hold an annual meeting in 2024. Pursuant to a court order that enjoined conducting any vote regarding changes to the composition of the Company’s Board of Directors at the annual meeting in 2025, no vote regarding the election or removal of directors was taken at the Company’s combined 2024/2025 annual stockholders meeting which was held on August 4, 2025. As such, the Class B and C directors whose terms would have expired in 2024 and 2025, respectively, have continued to serve as directors until the Annual Meeting. At the Annual Meeting, all Class A, B and C directors will be named as director nominees for election to the same class.

Our Nominating and Corporate Governance Committee seeks to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and management experience necessary to oversee and direct our business. To that end, the Nominating and Corporate Governance Committee has evaluated the Board of Directors’ current members in the broader context of the Board of Directors’ overall composition. The Nominating and Corporate Governance Committee maintains a goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board.

Our Board of Directors has nominated, at the recommendation of the Nominating and Corporate Governance Committee, for election at the Annual Meeting each of (i) Yangyang Li and Shanglong Li as Class A directors to serve until the 2029 annual meeting of stockholders or until their successors are duly qualified and elected or until their earlier death, resignation, disqualification or removal, (ii) Jingsheng (Jason) Lu and Mao Sun as Class B directors to serve until the 2027 annual meeting of stockholders or until their successors are duly qualified and elected or until their earlier death, resignation, disqualification or removal, and (iii) Yuanfei (Cliff) Qu and Chi Zhao as Class C directors to serve until the 2028 annual meeting of stockholders or until their successors are duly qualified and elected or until their earlier death, resignation, disqualification or removal (see section “PROPOSAL 1 — ELECTION OF DIRECTORS” below).

If elected, the Company’s director nominees have consented to serve as our directors, to hold office until the expiration of his or her term and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier death, resignation, disqualification or removal. If any Company director nominee should withdraw or otherwise become unavailable to serve, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by our Board. We are not aware of any reason that any Company nominee will be unable or unwilling to serve as a director.

See section “CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS” below for the biography of each of our current directors.

PROPOSAL 1

ELECTION OF DIRECTORS

The following table sets forth each of the Company’s director nominees to be elected at the Annual Meeting, the year the nominee was first appointed as a director, the position(s) currently held by the nominee with us and the year the nominee’s term will expire, if such nominee is elected at the Annual Meeting. The Company nominee’s biography, as well as the biographies of our directors who are continuing in office, are set forth later in this proxy statement under the caption “CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS”

Class A Directors:

Name of Nominee	Position(s) with the Company	Year First Became a Director	Year Proposed Term Will Expire
Yangyang Li	President, Director	2021	2029
Shanglong Li	Chairman of the Board, Director	2026	2029

Class B Directors:

Name of Nominee	Position(s) with the Company	Year First Became a Director	Year Proposed Term Will Expire
Jingsheng (Jason) Lu	Director	2021	2027
Mao Sun	Director	2024	2027

Class C Directors:

Name of Nominee	Position(s) with the Company	Year First Became a Director	Year Proposed Term Will Expire
Yuanfei (Cliff) Qu	Director	2022	2028
Chi Zhao	Director	2024	2028

See section “CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS” below for the biography of each director up for reelection at the Annual Meeting.

Vote Required

Directors are elected by a plurality of the votes cast by the holders of shares of common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the two director nominees of each class of directors in Proposal 1 receiving the highest number of “FOR” votes will be elected.

The Board of Directors unanimously recommends that you vote only “FOR” the election of the Company’s director nominees named above.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF ZH CPA, LLC TO ACT AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2026

Our Board of Directors and management are committed to the quality, integrity and transparency of the Company’s financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of our Board of Directors, which consists of entirely independent directors, has appointed ZH CPA, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

A representative of ZH CPA, LLC is expected to attend the Annual Meeting and he or she will be available to respond to appropriate questions from stockholders.

We are not required by statute or our Bylaws or other governing documents to obtain stockholder ratification of the appointment of ZH CPA, LLC as our independent registered public accounting firm. The Audit Committee has submitted the selection of ZH CPA, LLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee may reconsider its selection. Notwithstanding the proposed ratification of the selection of ZH CPA, LLC by the stockholders, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy is required to ratify the appointment of ZH CPA, LLC as our independent registered public accounting firm for fiscal year 2026.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of ZH CPA, LLC as our independent registered public accounting firm for fiscal year 2026.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2019 EQUITY INCENTIVE PLAN (AS AMENDED) TO INCREASE THE NUMBER OF AUTHORIZED SHARES

The purpose of the Company’s 2019 Equity Incentive Plan (as amended, the “Equity Plan”) is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company’s common stock. Eligible participants include employees, non-employee members of the Board of Directors, consultants, and other personal service providers of the Company and its subsidiaries. The Compensation Committee of our Board of Directors determines from time to time the participants to whom awards will be granted, which awards are approved by our Board of Directors.

The current number of shares of Company common stock authorized for issuance under the Equity Plan is 627,218. Currently, no share of Company common stock remains available for issuance under the Equity Plan. Given that, the Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares under the Equity Plan by 1,284,063 shares, from 627,218 shares to 1,911,281 shares, so that the Board of Directors may continue to utilize the Equity Plan to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company’s common stock, including the proposed award to the Company’s General Counsel as described below.

General Counsel Award

A material portion of the additional shares being requested under this Proposal 3 is intended to fund an equity award to Xiao Yundan, the Company’s General Counsel. On May 2, 2026, the Company and Ms. Xiao, in her personal capacity, entered into a Share Issuance Agreement (the “GC Agreement”), providing for the grant and issuance to Ms. Xiao, subject to the satisfaction of certain conditions described below, of an equity award of up to 500,000 shares of Common Stock under the Equity Plan (the “GC Award”), as adjusted to reflect the Company’s 1:6 reverse stock split effective June 11, 2026, as compensatory equity intended to (i) partially address a determined gap between Ms. Xiao’s prior cash compensation and prevailing market compensation for general counsel of similarly situated publicly listed companies, (ii) recognize her expanded responsibilities and ongoing contributions to the Company, and (iii) promote retention.

The aggregate value of the GC Award shares will not exceed $900,000 (with each share valued at $1.80, representing the approximate 30 trading-day volume-weighted average price of the Common Stock through the trading day immediately preceding April 10, 2026, as adjusted for the Company’s 1:6 reverse stock split), with the final aggregate value and corresponding final number of shares to be determined by the Board (or the Compensation Committee) in its discretion no later than three business days prior to the closing of the GC Award. Subject to Ms. Xiao’s continued service through each applicable vesting date, the GC Award will vest 30% on the date of issuance, 35% on the six-month anniversary, and the remaining 35% on the twelve-month anniversary, with vesting accelerated upon a termination without cause or resignation for good reason. The GC Award shares are also subject to a six-month lock-up following each vesting date, subject to customary exceptions.

The grant and issuance of the GC Award is conditioned upon (i) the Compensation Committee’s recommendation of the award in accordance with the terms of the Equity Plan, (ii) subsequent approval by the Board, including a majority of the Company’s independent directors, (iii) approval by our stockholders of this Proposal 3 to increase the number of authorized shares under the Equity Plan by an amount sufficient to cover the GC Award shares, and (iv) compliance with applicable Nasdaq listing rules. No separate stockholder vote on the GC Award will be held; approval of this Proposal 3 to increase the number of authorized shares under the Equity Plan constitutes the stockholder approval required as a condition to the GC Award.

The foregoing description of the GC Agreement is qualified in its entirety by reference to the full text of the GC Agreement, a copy of which is filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2026. Stockholders are urged to carefully read the GC Agreement and the related Current Report on Form 8-K describing the GC Award in full.

Key Plan Attributes

The Equity Plan contains several features designed to protect our stockholders’ interests and to reflect our compensation principles and practices, including:

•        setting a fixed number of shares authorized for issuance, and requiring stockholder approval for any increases;

•        prohibiting “evergreen” share provisions;

•        not granting discounted stock options or stock appreciation rights (“SARs”);

•        limiting the size of individual incentive stock options;

•        prohibiting award repricing without shareholder approval;

•        allowing broad discretion to determine the treatment of awards upon a change in control; and

•        permitting clawback of benefits for certain bad acts during and after the grantee’s service.

Material Terms of the Equity Plan

The following summary of the material terms of the Equity Plan is qualified in its entirety by the full text of the Equity Plan, a marked copy of which showing the proposed amendments to the Equity Plan is attached hereto as Annex A.

Eligible Persons

Persons eligible to receive awards under the Equity Plan include our employees, non-employee members of our Board of Directors, consultants, and personal service providers of the Company and its subsidiaries. Our Compensation Committee determines from time to time the participants to whom awards will be granted, which awards are approved by our Board of Directors.

Administration

Our Board of Directors administers the Equity Plan. For this purpose, our Board of Directors has delegated general administrative authority for the Equity Plan to the Compensation Committee. The Compensation Committee determines the number of shares of common stock that are subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares of common stock or the award. Along with other authority granted to the Compensation Committee under the Equity Plan, the Compensation Committee may recommend to the Board of Directors the following items: (i) determine the recipients of awards, (ii) prescribe the restrictions, terms and conditions of all awards, (iii) interpret the Equity Plan and terms of the awards, (iv) adopt rules for the administration, interpretation, and application of the Equity Plan as are consistent therewith, and interpret, amend, or revoke any such rules, (v) make all determinations with respect to a participant’s service and the termination of such service for purposes of any award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Equity Plan or any award thereunder, (vii) make all determinations it deems advisable for the administration of the Equity Plan, (viii) decide all disputes arising in connection with the Equity Plan and to otherwise supervise the administration of the Equity Plan, (ix) subject to the terms of the Equity Plan, amend the terms of an award in any manner that is not inconsistent with the Equity Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any award at any time (including, but not limited to, upon a change of control or upon termination of service under certain circumstances, as set forth in the award agreement or otherwise), and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Equity Plan by eligible persons who are foreign nationals or employed outside of the United States. The foregoing determinations of the Compensation Committee are recommended by the Compensation Committee to the Board of Directors for approval.

Incentive Awards

The Equity Plan authorizes stock options, stock appreciation rights, restricted stock, restricted stock units, cash performance awards, as well as other awards (described in the Equity Plan) that are responsive to changing developments in management compensation. The Equity Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. An option or SAR will expire no later than ten years from the date of grant. Awards will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Option.    A stock option is the right to purchase shares of common stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share of common stock on the date of grant. An option may either be an Incentive Stock Option (“ISO”) or a Nonqualified Stock Option (“NSO”). ISO benefits are taxed differently from NSOs, as described under “Material U.S. Federal Income Tax Consequences,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code of 1986, as amended (the “Code”) and the Equity Plan. Full payment for shares of common stock purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Board of Directors.

SARs.    An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Board of Directors at the time of grant of the SAR but will not be less than the fair market value of a share of common stock on the date of grant. SARs may be granted in connection with other awards or independently.

Restricted Stock.    A restricted stock award is typically for a fixed number of shares of common stock subject to restrictions. The Board of Directors specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares. A stock bonus may be granted to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Board of Directors. The number of shares so awarded shall be determined by the Board of Directors and may be granted independently or in lieu of a cash bonus.

Restricted Stock Units.    A restricted stock unit is similar to an SAR except that it entitles the recipient to receive an amount equal to the fair market value of a share of common stock.

Authorized Shares; Lapsed Awards

The maximum number of shares of common stock that may be issued or transferred pursuant to awards under the Equity Plan is currently 627,218. If any outstanding award under the Equity Plan is canceled, expired, forfeited, surrendered, terminated or settled by delivery of fewer shares of common stock than the number underlying an applicable award, the shares of common stock subject to the cancelled, expired, forfeited, surrendered, terminated, or settled without payment portion of the award shall be added to the maximum number of shares of common stock authorized under the Equity Plan.

Material U.S. Federal Income Tax Consequences

The following summary briefly describes current U.S. federal income tax consequences of rights under the Equity Plan. The summary is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, however, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Equity Plan are encouraged to consult their own professional tax advisors concerning tax aspects of rights under the Equity Plan and should be aware that tax laws may change at any time.

•        Incentive Stock Options.    A participant to whom an incentive stock option, within the meaning of Section 422 of the Code, is granted generally will not recognize income at the time of grant or exercise of such option (although special alternative minimum tax rules may apply to the participant upon option exercise). No federal income tax deduction will be allowable to the Company upon the grant or exercise of such incentive stock option.

•        When the participant sells shares of common stock acquired through the exercise of an incentive stock option more than one year after the date of transfer of such shares and more than two years after the date of grant of such incentive stock option, the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price, for which the Company is not entitled to a federal income tax deduction. If the participant does not hold such shares for this period, when the participant sells such shares, the participant will recognize ordinary income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder, and the Company will generally be entitled to a federal income tax deduction in the amount of such ordinary income.

•        Nonqualified Stock Options.    A participant to whom a nonqualified stock option is granted will not recognize income at the time of grant of such option. When such participant exercises a nonqualified stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value as of the date of a nonqualified stock option exercise of the shares of Company common stock that the participant receives, over the option exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount includable in the participant’s gross income, and the participant’s holding period for such shares will commence on the day after which the participant recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of the exercise of nonqualified options in an amount equal to the ordinary income recognized by the participant. Any gain or loss recognized upon a subsequent sale or exchange of the shares of Company common stock is treated as capital gain or loss for which the Company is not entitled to a deduction.

•        Stock Appreciation Rights.    When a stock appreciation right is granted, there are no income tax consequences for the participant or the Company. When a stock appreciation right is exercised, the participant recognizes compensation equal to the cash and/or the fair market value of the shares received upon exercise. The Company is entitled to a deduction equal to the compensation recognized by the participant.

•        Restricted Stock.    Unless an election is made by the participant under Section 83(b) of the Code, the grant of an award of restricted stock will have no immediate tax consequences to the participant, and the Company will not be allowed a tax deduction at the time the restricted stock is granted. Generally, upon the lapse of restrictions (as determined by the applicable restricted stock agreement between the participant and the Company), a participant will recognize ordinary income in an amount equal to the fair market value of the shares of Company common stock for which the restrictions lapse, less any amount paid, and the Company will be allowed a corresponding tax deduction at that time. The participant’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The participant’s holding period for tax purposes will commence on the date on which the restrictions lapse.

•        A participant may make an election under Section 83(b) of the Code within 30 days after the date of grant of an award of restricted stock to recognize ordinary income on the date of award based on the fair market value of shares of common stock of the Company on such date, less any amount the participant paid for such common stock, and the Company will be allowed a corresponding tax deduction at that time. A participant making such an election will have a tax basis in the restricted stock equal to the sum of the amount the participant recognizes as ordinary income and any amount paid for such restricted stock, and the participant’s holding period for such restricted stock for tax purposes will commence on the grant date. Any future appreciation in the common stock will be taxable to the participant at the applicable capital gains rates. However, if the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the participant’s Section 83(b) election.

•        With respect to restricted stock upon which restrictions have lapsed, when the participant sells such shares, the participant will recognize capital gain or loss consistent with the treatment of the sale of shares received upon the exercise of non-qualified options.

•        Restricted Stock Units.    A participant to whom a restricted stock unit is granted generally will not recognize income at the time of grant. Upon delivery of shares of Company common stock or cash in respect of a restricted stock unit, a participant will recognize ordinary income in an amount equal to the amount of cash or the fair market value of the shares of Company common stock for which the restrictions lapse, less any amount paid (although the participant may become subject to employment taxes when the right to receive shares becomes “vested” due to retirement eligibility or otherwise), and the Company will be allowed a corresponding tax deduction at that time. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which the Company is not entitled to a deduction.

•        Other Stock-Based Awards.    With respect to other stock-based awards, participants will generally recognize ordinary income equal to the fair market value of the shares of Company common stock or the amount of cash paid on the date on which delivery of shares or payment in cash is made to the participant and the Company will generally be allowed a corresponding tax deduction at that time.

Each participant under the Equity Plan will be responsible for payment of any taxes or similar charges required by law to be paid or withheld with respect to any award. Any required withholdings must be paid by participants on or prior to the payment or other event that results in taxable income with respect to an award. The award agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of award, which may include permitting participants to elect to satisfy the withholding obligation by tendering shares of common stock to the Company or having the Company withhold a number of shares of common stock having a value equal to the minimum statutory tax or similar charge required to be paid or withheld.

If an award is treated as “nonqualified deferred compensation” and the award does not comply with or is not exempt from Section 409A of the Code, Section 409A may impose additional taxes, interest and penalties on recipients of awards under the Equity Plan. All grants made under the Equity Plan are designed and intended to either be exempt from or comply with Section 409A of the Code to avoid such additional taxes, interest and penalties. However, in the event that the Board of Directors determines that the awards are subject to Section 409A, the Board of Directors has the authority to take such actions and to make such changes to the Equity Plan or an award agreement as the Board of Directors deems necessary to comply with such requirements; provided, that no such action shall materially and adversely affect any outstanding award without the consent of the affected participant. Neither the Board of Directors nor the Company is obligated to ensure that awards comply with Code Section 409A or to take any actions to ensure such compliance.

Adjustments or Changes in Capitalization

In the event of any change in the outstanding shares of our common stock by reason of a recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution, merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change that affects our common stock, the aggregate number of shares of common stock available under the Equity Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the Board of Directors deems necessary or appropriate. In addition, the Board of Directors may adjust the terms and conditions of awards in recognition of unusual or nonrecurring events affecting us or in response to changes in applicable laws, regulations or accounting principles.

Termination of or Changes to the Equity Plan

Our Board of Directors may amend or terminate the Equity Plan at any time and in any manner. Unless required by applicable law or listing agency rule, stockholder approval for any amendment will not be required. Unless previously terminated by our Board of Directors, the Equity Plan will continue in effect until such time as no further awards may be granted and all awards granted under the Equity Plan are no longer outstanding. Generally speaking, the Board of Directors may amend outstanding awards in a manner consistent with the Equity Plan, subject, however, to the consent of the holder if the amendment materially and adversely affects such holder.

Acceleration of Awards; Possible Early Termination of Awards

Upon a change of control of the Company, unless otherwise provided in an award agreement, the Board of Directors is authorized, but not obligated, to make adjustments in the terms and conditions of the outstanding awards, including, among others, (i) continuing or assuming such outstanding awards, (ii) substituting such outstanding awards for awards with substantially the same terms, (iii) accelerating the exercisability, vesting, and/or payment under such outstanding awards, or (iv) cancelling all or any portion of such outstanding awards for fair value (in the form of cash, shares of common stock, other property or any combination thereof) as determined in the sole discretion of the Board of Directors. For this purpose, a “change of control” is defined to include the acquisition by certain persons that results in such persons becoming the beneficial owner of more than 50% of the voting power of the then outstanding voting securities of the Company.

Transfer Restrictions

Subject to certain exceptions, awards under the Equity Plan are not assignable or transferable by the recipient and shall not be subject in any manner to assignment, alienation, pledge, encumbrance, or charge.

New Plan Benefits

A material portion of the additional shares authorized under the Equity Plan pursuant to this Proposal 3 is expected to be used to fund the GC Award to Ms. Xiao, as described above. Other than the GC Award, the specific individuals who will be granted awards under the Equity Plan and the type and amount of such awards will be determined by the Board of Directors. The number, value and type of awards to be granted to such individuals under the Equity Plan in the future are indeterminable.

Name and position	Dollar Value ($)	Number of Shares
Xiao Yundan, General Counsel	Up to $900,000	Up to 500,000
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	Not determinable	Not determinable

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy is required to approve the amendment of the Equity Plan.

The Board of Directors unanimously recommends that you vote “FOR” the amendment of the Equity Plan.

PROPOSAL 4

APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK TO MR. YANGYANG LI PURSUANT TO THE SHARE ISSUANCE AND REIMBURSEMENT AGREEMENT DATED MAY 2, 2026

We are seeking stockholder approval of the issuance of shares of our common stock in connection with the Share Issuance and Reimbursement Agreement, including for purposes of complying with Nasdaq Listing Rule 5635, as described in further detail below.

The information set forth in this Proposal 4 is qualified in its entirety by reference to the full text of the Share Issuance and Reimbursement Agreement, dated as of May 2, 2026 (the “Share Issuance and Reimbursement Agreement”), by and between us and Yangyang Li, the Company’s President and a Class A director (“Mr. Li”), which is attached as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2026. Stockholders are urged to carefully read these documents and such Current Report on Form 8-K describing the share issuance to Mr. Li.

If our stockholders approve this proposal, we will issue shares of the Company’s common stock to Mr. Li. The number of shares issued will equal twenty-five percent (25%) of our Maximum Exposure (as defined below) under the Guaranty (as defined below), divided by $1.80 per share, rounded down to the nearest whole share. The $1.80 per share price represents the approximate thirty (30) trading day volume-weighted average price of the Company’s common stock through the trading day immediately preceding the date of the Guaranty, as adjusted pursuant to the Company’s 1:6 reverse stock split effective on June 11, 2026. Our Board determined our estimated maximum aggregate exposure under the Guaranty to be approximately US$5,095,661. As such, the number of shares issued to Mr. Li will be 707,730.

Background to the Share Issuance and Reimbursement Agreement.

During the period from 2024 through early 2026, the Company was the subject of a protracted proxy contest and related litigation initiated by Knighted Pastures LLC and certain of its affiliates (collectively, “Knighted”), which contest and related proceedings, including the federal action captioned Allied Gaming & Entertainment Inc. v. Knighted Pastures, LLC, et al. (Case No. 2:25-cv-05312, C.D. Cal.), Delaware Court of Chancery proceedings relating to an attorneys’ fee award, and the enforcement of the Company’s Rights Agreement dated February 9, 2024, extended over a prolonged period and materially and adversely affected the Company’s business, operations, financial condition, strategic planning, customer and commercial relationships, and employee morale, and diverted substantial management time, attention and Company resources away from the operation of the Company’s business.

The continuation of the dispute with Knighted placed the Company in a precarious operational and financial position, and the Board determined that a prompt and comprehensive resolution of such dispute was essential to the Company’s ability to continue as a going concern and to pursue its strategic initiatives in the ordinary course.

On April 10, 2026, the Company, Mr. Li and Knighted entered into a comprehensive settlement, memorialized in a term sheet (the “Settlement Term Sheet”), which, among other things, resolved all outstanding litigation and proceedings between the Company and Knighted, and provides for payment by the Company of an attorneys’ fee award of US$5,936,738.36 plus accrued interest thereon (at a simple rate of 8.75% per annum on the outstanding balance and, on any overdue amount, at 10% per annum compounded daily) (collectively, the “Obligations”), payable in three tranches on May 7, 2026, June 30, 2026 and July 31, 2026.

As an essential condition to Knighted’s willingness to enter into the Settlement Term Sheet and in order to enable the Company to achieve the comprehensive resolution of the Knighted dispute described above, Mr. Li, on April 10, 2026, provided a personal guaranty, on a joint and several basis with the Company, with respect to the Obligations, pursuant to a Guaranty, dated as of April 10, 2026, by the Company and Mr. Li, as guarantors, in favor of Knighted, as beneficiary (the “Guaranty Agreement”, and the guaranty provided thereunder, the “Guaranty”).

Mr. Li’s provision of the Guaranty was instrumental in enabling the Company to secure the comprehensive settlement with Knighted, to terminate the adverse effects of the prolonged proxy contest and related litigation on the Company’s business and operations, and to avert the risks that would have resulted had such dispute not been promptly resolved, and Mr. Li, in providing the Guaranty, assumed substantial personal financial risk on behalf of the Company for which he has received no separate compensation and in respect of which the Company had no alternative source of credit support available on comparable or more favorable terms.

At the time Mr. Li provided the Guaranty, the urgency of the Company’s circumstances and the need to consummate the settlement with Knighted on an expedited basis did not permit the negotiation and implementation of compensation, indemnification or reimbursement arrangements with respect to the Guaranty. The Guaranty was provided by Mr. Li without a contemporaneous agreement as to compensation, indemnification or reimbursement; and no agreement, understanding or expectation existed at such time between the Company and Mr. Li as to the specific form, amount or timing of any equity or other consideration that might be provided to Mr. Li in respect of the Guaranty, or as to any reimbursement of amounts that Mr. Li might be called upon to pay thereunder.

Following the execution of the Guaranty Agreement, the Board, acting in good faith, has determined that it is appropriate to (a) provide, on an unconditional basis, for the reimbursement and indemnification of Mr. Li on a back-to-back basis in respect of amounts paid by Mr. Li under the Guaranty Agreement, and (b) memorialize a fair and reasonable allocation of value to Mr. Li, in the form of an issuance of shares, in recognition of the Guaranty and the substantial personal financial risk assumed thereby, and accordingly has resolved to enter into the Share Issuance and Reimbursement Agreement and, subject to and contingent upon the satisfaction of the conditions set forth herein with respect to the issuance of shares (but, for the avoidance of doubt, not with respect to the reimbursement and indemnification obligations of the Company, which obligations are effective from the date of the Share Issuance and Reimbursement Agreement), to issue shares to Mr. Li.

On May 2, 2026, the Company and Mr. Li entered into the Share Issuance and Reimbursement Agreement. The Share Issuance and Reimbursement Agreement provides for (i) an unconditional obligation of the Company, effective from the date of the Share Issuance and Reimbursement Agreement, to reimburse and indemnify Mr. Li, on a back-to-back basis, in respect of any amounts paid by Mr. Li under the Guaranty, and (ii) subject to the satisfaction of certain conditions, the issuance to Mr. Li of shares of the Company’s common stock in recognition of the Guaranty provided by Mr. Li.

Share Issuance to Mr. Li.

Subject to the satisfaction or waiver of the conditions described below, the Company will issue to Mr. Li (the “Share Issuance”) a number of shares of common stock equal to twenty-five percent (25%) of the Maximum Exposure under the Guaranty divided by $1.80 per share, which represents the approximate thirty (30) trading day volume-weighted average price of the common stock through the trading day immediately preceding the date of the Guaranty. “Maximum Exposure” means the Board’s reasonable determination of the Company’s estimated maximum aggregate exposure under the Guaranty, taking into account the principal amount of the obligations, accrued and potential interest, costs of collection and other amounts for which Mr. Li may be liable under the Guaranty Agreement.

The Share Issuance is conditioned upon (i) the establishment of a special committee of independent and disinterested directors of the Company’s Board of Directors (the “Special Committee”) and the Special Committee’s approval of the transactions and amounts contemplated by the Share Issuance and Reimbursement Agreement, with the assistance of independent legal counsel and an independent financial advisor; (ii) receipt by the Special Committee of a written fairness opinion or other written financial analysis from such financial advisor; (iii) approval of the Share Issuance and Reimbursement Agreement and the Share Issuance by the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote thereon other than Mr. Li and his affiliates and associated persons; and (iv) compliance with applicable Nasdaq listing rules. The shares issued in the Share Issuance will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and no registration rights are being granted with respect to such shares.

Reimbursement Obligation.

Separately, the Share Issuance and Reimbursement Agreement provides for the Company’s reimbursement and indemnification of Mr. Li, on a back-to-back basis, in respect of amounts paid by Mr. Li under the Guaranty. If Mr. Li makes any payment under the Guaranty, or incurs any liability, loss, cost or expense in respect of the Guaranty or its enforcement against him, the Company is required to reimburse Mr. Li in such amount, together with interest at a simple rate of 8.75% per annum. The Company’s reimbursement obligation is a separate, independent and unconditional obligation of the Company that is effective from the date of the Share Issuance and Reimbursement Agreement, is not contingent upon the consummation of the Share Issuance or the satisfaction of any of the conditions described above, and will survive any termination of the Share Issuance and Reimbursement Agreement.

Stockholder Approval Requirements

Pursuant to Nasdaq Listing Rule 5635(c), stockholder approval is required prior to the issuance of securities in connection with an equity compensation arrangement pursuant to which stock may be acquired by officers, directors, employees, or consultants, subject to certain exceptions. Because Mr. Li is an officer and director of the Company, the issuance of these shares as consideration for his provision of the Guaranty may constitute an equity compensation arrangement under Nasdaq Listing Rule 5635(c) and therefore requires the approval of our stockholders.

Effect on Current Stockholders if this Proposal is Approved

Each share of common stock that would be issuable to Mr. Li pursuant to the Share Issuance would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of common stock to Mr. Li will not affect the rights of the holders of our outstanding common stock, but such issuance will have a dilutive effect on existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility. Holders of shares of our common stock have no preemptive rights.

Effect on Current Stockholders if this Proposal is Not Approved

If we do not receive stockholder approval, the Share Issuance will not be consummated, and we will not issue shares of common stock to Mr. Li. However, regardless of whether stockholder approval is obtained, our reimbursement and indemnification obligations to Mr. Li under the Share Issuance and Reimbursement Agreement will remain in full force and effect, and we will remain obligated to reimburse Mr. Li for any amounts he pays under the Guaranty, together with interest at a simple rate of 8.75% per annum. If stockholder approval is not received at the Annual Meeting, we may seek stockholder approval at a subsequent meeting of stockholders.

Vote Required

This proposal requires the following votes:

(1)    the affirmative vote of the holders of a majority of the total votes of shares of the Company’s common stock cast virtually or by proxy at the Annual Meeting on the proposal, pursuant to the rules of The Nasdaq Stock Market LLC (the “NASDAQ Standard”), and

(2)    the affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy, pursuant to the Company’s Second Amended and Restated Bylaws (the “Bylaws Standard”), and

(3)    the affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy, excluding any votes by Mr. Li, any person or entity that directly or indirectly controls, is controlled by, or is under common control with him, any entity of which he is a director, officer, partner, or 20% or greater voting stockholder, any trust or estate in which he holds at least a 20% beneficial interest or serves in a fiduciary capacity, and any relative or spouse (or relative of such spouse) who shares his residence (the “Contractual Standard”).

The Board of Directors unanimously recommends that you vote “FOR” the approval of this proposal.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees Paid to Independent Registered Public Accounting Firms

The following table shows the fees that were billed for audit and other services provided by the Company’s current independent public accounting firm, ZH CPA, LLC, during the 2024 and 2025 fiscal years:

	For the Fiscal Years Ended December 31,
	2025	2024
Audit Fees(1)	$395,000	$360,000
Audit-Related Fees(2)	$70,000	$80,000
Tax Fees(3)	—	—
All Other Fees(4)	$20,000	$15,500
Total Fees	$485,000	$455,500

____________

(1)      Audit Fees consist of fees for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)      Audit-Related Fees consist principally of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but not reported under the caption Audit Fees above. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The Audit Committee approved 100% of the services described herein.

(3)      Tax Fees typically consist of fees for tax compliance, tax advice, and tax planning.

(4)      All Other Fees typically consist of fees for permitted non-audit products and services provided.

Pre-Approval Policy

The Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

Our Board of Directors

Our Second Amended and Restated Certificate of Incorporation provides for a classified Board of Directors in which directors are divided into three classes, designated as Class A, Class B and Class C. Each class serves staggered, three-year terms. We currently have six directors serving on our Board.

Set forth below are the names and certain information about each of our directors and director nominees as of August 18, 2026. The information presented includes each director’s age, principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years. In addition, the table contains information about the specific and particular experience, qualifications, attributes or skills of each director nominee.

Name	Director Class	Positions and Offices Held	Director Since	Director Term Expires	Age
Yangyang Li	Class A	President, Director	2021	2026	47
Shanglong Li	Class A	Director, Chairman	2026	2026	36
Mao Sun	Class B	Director	2024	*	49
Jingsheng (Jason) Lu	Class B	Director	2021	*	47
Yuanfei (Cliff) Qu	Class C	Director	2022	*	47
Chi Zhao	Class C	Director	2024	*	38

____________

*        The Company did not hold an annual meeting in 2024. Pursuant to a court order that enjoined conducting any vote regarding changes to the composition of the Company’s Board of Directors at the annual meeting in 2025, no vote regarding the election or removal of directors was taken at the Company’s combined 2024/2025 annual stockholders meeting which was held on August 4, 2025. As such, the Class B and C directors whose terms would have expired in 2024 and 2025, respectively, have continued to serve as directors until the Annual Meeting. At the Annual Meeting, all Class A, B and C directors will be named as director nominees for election to the same class.

Name of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies
CLASS A DIRECTORS AND DIRECTOR NOMINEES
Yangyang Li

Yangyang Li is a seasoned entrepreneur and executive leader with over two decades of experience founding, leading, and advising publicly listed companies across media, technology, advertisement, SaaS, and international business. Known for his visionary leadership and cross-border operational expertise, Mr. Li brings strategic insight and deep capital markets experience to the Company’s Board and executive team.

Mr. Li began his career in international trade and commercial aerospace, serving in 2001 as Assistant President of China Great Wall Industry Corporation. In 2003, he founded Business Media China Group (Frankfurt Stock Exchange: BMC) and served as its CEO, leading it to a market capitalization exceeding RMB 5 billion by 2005. He later served as Chairman of Elephant Media Group in 2008.

Since 2014, Mr. Li has held the position of Chairman of the Board at World Business Services Union and Choi Shun Investment, overseeing investment strategy and multinational business development across Asia and Europe. From June 2020 to September 2022, Mr. Li served as Chairman and Executive Director, and later as Non-Executive Chairman, of Ourgame International Holdings Limited (“Ourgame”), a Hong Kong-listed entertainment company.

Name of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies

Mr. Li served as the Chief Executive Officer of the Company from June 2025 to June 2026 and as Chairman of the Board from December 2021 to June 2026, and has served as President of the Company since April 2024 and as a director since 2021. Under his leadership, the Company has expanded its global footprint and accelerated its transformation into a diversified experiential entertainment platform. On June 17, 2026, Mr. Li resigned as the Company’s Chief Executive Officer and the Chairman of the Board of Directors, but continues to serve as the Company’s President and a Class A director.

Mr. Li holds a Bachelor of Business Administration from the University of International Business and Economics in Beijing, China.

The Board believes Mr. Li’s extensive leadership experience with global public companies and his entrepreneurial track record make him exceptionally well-qualified to continue serving as a member of our Board, guiding the Company’s long-term strategy and growth.

Shanglong Li

Mr. Shanglong Li has served as a founding partner of Aivolution Venture, an investment firm focused on artificial intelligence and frontier technologies, including AI infrastructure, applications, semiconductors, robotics, and enterprise software, since 2024. From 2014 to 2020, he co-founded Caogong Network Technology (Kaochong), an online education company in China, where he directed key operational initiatives including brand development, curriculum design, content operations, and user growth. Mr. Shanglong Li attended the PLA Armored Force Engineering College from 2008 to 2011, completed independent undergraduate coursework, and pursued an MBA at Cheung Kong Graduate School of Business. In 2023, he attended a machine learning-related program at the University of Toronto, which he did not complete.

On June 17, 2026, Mr. Shanglong Li was elected as a director and as Chairman of the Board.

The Board believes Mr. Shanglong Li’s extensive leadership and investment experience and his entrepreneurial track record make him exceptionally well-qualified to continue serving as a member of our Board, guiding the Company’s long-term strategy and growth.

CLASS B DIRECTORS AND DIRECTOR NOMINEES
Mao Sun	Mao Sun has served as a member of our Board of Directors since July 2024, bringing over two decades of leadership experience in finance, corporate governance, and strategic advisory to the Company.

Mr. Sun previously served as Chief Financial Officer of Hero Innovation Group Inc., a publicly traded Canadian company, from June 2020 to February 2023. He subsequently served as Chief Executive Officer from February 2023 to April 2024, and also served as a member of the company’s Board of Directors from February 2023 to December 2024. Since 2020, Mr. Sun has also held the role of Chief Financial Officer at Nickel North Exploration Corp. A seasoned financial professional, Mr. Sun is a founding partner of Mao & Ying LLP, a private accounting and consulting firm he established in 2009, which specializes in tax, assurance, and management consulting services. Prior to that, he served as Audit Manager at KPMG in Vancouver from 2004 to 2009, where he managed audit engagements for a range of public and private companies.

Mr. Sun has extensive public board experience. He served as an independent director of SouthGobi Resources Ltd., a dual-listed company on the Hong Kong Exchange and TSX Venture Exchange, from December 2015 to June 2024. He also held directorships at Wildsky Resources Inc. (2017 – 2020) and Yalian Steel Corporation (2012 – 2013).

Name of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies

Mr. Sun holds a Master’s degree in International Affairs, specializing in International Finance and Business, from Columbia University, and a Bachelor of Science in Computer Science from Nanjing University in China. He is a Chartered Professional Accountant (CPA) in Canada and British Columbia, and a member of the Canadian Institute of Corporate Directors. The Board believes Mr. Sun’s extensive experience in corporate finance, executive management, and public company governance makes him a valuable contributor and well-qualified to continue serving as a member of our Board.

Jingsheng (Jason) Lu

Jingsheng Lu has served as a director of the Company since 2021 and brings deep expertise in entertainment, gaming, corporate finance, strategic management, and cross-border M&A to the Board in public companies. He holds CPA certificates in the United States, Canada and China.

Mr. Lu currently serves as the Chairman, Executive Director, and Chief Financial Officer of Ourgame, a prominent digital entertainment company. He previously served as Chief Executive Officer of Ourgame from May 1, 2021, to February 17, 2025, and was an Independent Director of Ourgame from June 2020 to April 2021, demonstrating a consistent track record of leadership across key roles within the organization.

Earlier in his career, Mr. Lu held multiple senior executive and board positions at leading public and private companies in China’s media and entertainment sector. He served as a Director of Zhejiang Xiangyuan Culture Co., Ltd. (Shanghai Stock Exchange: 600576), a publicly listed cultural enterprise, where he also led the strategic merger and acquisition of Xtone Animation Co., Ltd., serving as Co-CEO of Xtone from 2015 to 2017. He was also Chief Financial Officer of Beijing International Advertising & Communication Group from 2018 to 2019.

Mr. Lu began his career in public accounting, spending over nine years as a Senior Audit Manager at Deloitte, where he managed audit engagements for multinational clients across various sectors.

Mr. Lu holds a Bachelor of Economics from the University of International Business and Economics in Beijing. He is a non-practicing Certified Public Accountant in China (since 2007), a member of the American Institute of Certified Public Accountants (AICPA) (since 2009), and a Chartered Professional Accountant of Canada (since 2024).

The Board believes that Mr. Lu’s extensive leadership experience, combined with his strong financial and audit background, makes him a highly valuable contributor and well-qualified to continue serving as a member of our Board.

CLASS C DIRECTORS AND DIRECTOR NOMINEES
Yuanfei (Cliff) Qu

Yuanfei (Cliff) Qu is a seasoned investment executive and cross-border business strategist with over 20 years of experience in portfolio management and emerging technology across Asia. He has served as a director of the Company since 2022.

From July 2020 to March 2023, Mr. Qu was Vice President of Ourgame, leading new investments and portfolio oversight. In 2020, he founded Sansokuu Limited (Japan) to develop unmanned aerial vehicle (UAV) markets across Asia, following earlier ventures in civil-use UAV services and pilot training in partnership with AOPA-China.

Mr. Qu previously founded Beijing Sansokuu Consulting in 2009, providing strategic advisory services across sectors including TMT, consumer services, and finance. From 2004, he led notable transactions at Macro Link Group Ltd., including acquisitions of Tonghua Grape Wine (SH: 600365) and New Silkroad (HK: 00472).

He holds a Bachelor’s in Marketing from the University of International Business and Economics and a Master of Commerce in Finance and Banking from the University of Sydney.

Name of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies

The Board believes that Mr. Qu’s background in global investment, strategic consulting, and emerging technologies makes him a highly valuable contributor and well-qualified to continue serving as a member of our Board.

Chi Zhao

Chi Zhao is a Harvard graduate, a seasoned professional in public affairs, philanthropy, and stakeholder engagement, with broad experience across government, venture capital, international organizations, and media.

Previously, she served as Investor Relations Director at Unity Ventures and as an Independent Consultant for Shareholder Management at the Asian Infrastructure Investment Bank. Her earlier roles include Business Engagement Officer at APEC, Senior Account Manager at Bluefocus Digital, and Reporter and Assistant News Producer at CGTN.

She is currently the Secretary General of the Philanthropists Circle of China, a leadership role she has held since 2018, where she facilitates strategic giving and cross-sector partnerships.
Ms. Zhao holds a Master of Public Administration from the Harvard Kennedy School, where she has also served as a Research Fellow since 2023, and a Bachelor of Arts from Eastern Kentucky University.

Ms. Zhao has served as a director of the Company since 2024. The Board values Ms. Zhao’s international background and her experience in public engagement, strategic communications, and philanthropic leadership. The Board believes that Ms. Zhao’s background and experience are of value to the Board and makes her well-qualified to continue to serve as a member of our Board.

Our Executive Officers

The following table sets forth certain information concerning our executive officers as of August 18, 2026.

Name	Position(s)	Age
Yangyang Li	President	47
Weizhi (Eric) Shao	Chief Executive Officer	40
Roy L. Anderson	Chief Financial Officer	67
Yangyang Li President	Mr. Li’s biography is included above under the section titled “Current Directors, Director Nominees, and Executive Officers — Our Board of Directors.”
Weizhi (Eric) Shao Chief Executive Officer

Mr. Shao has served as Founder and Chief Executive Officer of Beauty Diary, a medical aesthetics livestreaming e-commerce company based in China, since 2020. Prior to that, from 2015 to 2019, he was Co-founder, Executive Director, and Chief Operating Officer of Beijing QingPu Tourism Culture Development Co., Ltd., where he was responsible for operations and participated in financing and strategic transactions. From 2012 to 2014, Mr. Shao served as Executive Assistant to the Chairman at Grade Investment LLC (United States), where his responsibilities included investment research, business analysis, and due diligence. Since 2012, Mr. Shao has been a co-founder of North America Student Network, a student services platform for international students in the United States. Mr. Shao holds a B.S. in Civil Engineering from New York University (2009), and an M.S. in Civil Engineering and Engineering Mechanics from Columbia University (2011). He also pursued a Ph.D. program in Environmental Engineering from Columbia University (2011 – 2015, not completed).

Roy L. Anderson Chief Financial Officer

Roy L. Anderson has served as the Company’s Chief Financial Officer since October 2021. Mr. Anderson is a senior finance executive with deep expertise and experience in financial management, financial accounting and reporting, budgeting, internal controls, and risk management. From May 2005 to October 2021, Mr. Anderson was a partner with Mazars USA, an independent member firm of Mazars Group, an international accounting firm servicing clients in over 90 countries worldwide. In this role, Mr. Anderson worked closely with the senior executives, Board of Directors, and investors of companies in the Technology, Media and Telecommunications (TMT) industries ranging from start-ups to companies with multinational/divisional components and revenues in excess of $500 million. As an audit and transaction service partner in the TMT Group of Mazars, Mr. Anderson’s clients included companies engaged in online media (B2B and B2C), entertainment, gaming, events, trade shows, digital marketing/advertising, SaaS, eCommerce, artificial intelligence, lead generation, Tech-enabled services, cybersecurity, and software development. In addition, Mr. Anderson was a key member of Mazars’ SEC Practice Group. During his tenure at Mazars, Mr. Anderson was an invited speaker at key media and technology industry conferences, and presented educational webcasts on various technical issues including revenue recognition, share based compensation, and business combinations. Mr. Anderson is a certified public accountant (CPA) who holds a Bachelor of Science degree from Long Island University’s School of Professional Accountancy.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Availability of Corporate Governance Information

Our Audit, Compensation, and Nominating and Corporate Governance Committees operate under the charters adopted by the Board that describe the authority and responsibilities delegated to the committees by our Board. Our Board has adopted a Code of Business Conduct & Ethics that applies to the Company, its subsidiaries, and all of our employees, including our executive officers and directors. We post on our website, at www.alliedgaming.gg under the “Governance — Governance Documents” tab, the charters of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and the Code of Business Conduct & Ethics referenced above. A copy of the Code of Business Conduct & Ethics has been provided to each of our executive officers and members of the Board. We intend to disclose any amendments to our Code of Business Conduct & Ethics, or any waivers of its requirements, on our website to the extent required by applicable SEC or Nasdaq rules. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on or accessible through our website into this proxy statement. These documents are also available in print to any stockholder requesting a copy in writing from our Secretary at All In FutureTech Alliance, Inc., 745 Fifth Avenue, Suite 500, New York, NY 10151.

Ability of Stockholders to Communicate with our Board of Directors

Our Board has established several means for stockholders and others to communicate with our Board. If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chair of our Audit Committee in care of our Secretary at the address of our principal executive offices. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chair of the Board of Directors in care of our Secretary at the address of our principal executive offices. If a stockholder wishes to provide input with respect to our executive compensation policies and programs, input should be submitted in writing to the Chair of our Compensation Committee in care of our Secretary at the address of our principal executive offices. If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to any one of the independent directors in care of our Secretary at the address of our principal executive offices. All stockholder communications sent in care of our Secretary will be forwarded promptly to the applicable director(s).

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of Directors

When considering whether directors have the experience, qualifications, attributes and skills to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, our Board focuses primarily on the information discussed in each of the directors’ individual biographies set forth above.

Nasdaq listing standards require that a majority of our Board be “independent directors” as defined by The Nasdaq Marketplace Rules. The Board’s determination of independence is made in accordance with The Nasdaq Marketplace Rules, as the Board has not adopted supplemental independence standards. We currently have five “independent directors”: Shanglong Li, Yuanfei (Cliff) Qu, Mao Sun, Chi Zhao, and Jingsheng (Jason) Lu.

Board Leadership Structure and Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. The Board administers this oversight function directly through the Board as a whole, through standing committees and if appropriate, by forming specialized subcommittees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic and operational risk exposure, including risks associated with acquisition of significant assets, changes in business models, major corporate transactions and market conditions in our industry. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management are undertaken. The Audit Committee provides general oversight of our financial reporting, internal controls and audit functions. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines and is primarily responsible for assessing the risks associated with corporate governance practices, the independence of our directors, board composition and qualifications of directors.

Meetings and Committees of the Board of Directors

During the fiscal year ended December 31, 2025, the Board of Directors held 11 meetings. All directors attended 100% of the meetings, except for Mr. Yuanfei (Cliff) Qu. We expect our directors to attend all Board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Although we do not have any formal policy regarding director attendance at stockholder meetings, we attempt to schedule meetings so that all directors can attend.

We have a separately standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which is comprised of independent directors. Each of the Company’s committees has a separately adopted charter which is available on the Company’s website at ir.alliedgaming.gg.

Audit Committee

Our Audit Committee currently consists of Mao Sun, Jingsheng (Jason) Lu, and Yuanfei (Cliff) Qu, and Mao Sun currently serves as Chair. After the Annual Meeting the Audit Committee will consist of Mao Sun, Jingsheng (Jason) Lu, and Yuanfei (Cliff) Qu, and Mao Sun, who is expected to continue to serve as Chair.

The Audit Committee will, at all times, be composed exclusively of “independent directors,” as defined for Audit Committee members under the Nasdaq listing standards and the rules and regulations of the SEC, who are “financially literate,” as defined under Nasdaq’s listing standards. Nasdaq’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that each member of the Audit Committee satisfies Nasdaq’s definition of financial sophistication and that Mao Sun qualifies as an “Audit Committee financial expert” as defined under rules and regulations of the SEC.

Pursuant to our Audit Committee charter, responsibilities of the Audit Committee include:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of our independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

During the fiscal year ended December 31, 2025, the Company’s Audit Committee held 7 meetings.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audit and the audited financial statements for the year ended December 31, 2025, with Company management and representatives of ZH CPA, LLC, including a discussion related to the accounting principles used that are unique to this industry.

The Audit Committee has received and reviewed the written disclosures and written communication from ZH CPA, LLC required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding ZH CPA, LLC’s communications with the Audit Committee concerning independence, and has discussed with ZH CPA, LLC its independence.

The Audit Committee has discussed with representatives of ZH CPA, LLC the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee regularly met independently with Company management and with representatives of ZH CPA, LLC, and also in executive sessions with only committee members present.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

This report has been furnished by the Audit Committee of the Board of Directors.

The Audit Committee:
Mao Sun (Chair)
Jingsheng (Jason) Lu
Yuanfei (Cliff) Qu

Compensation Committee

Our Compensation Committee currently consists of Yuanfei (Cliff) Qu (Chair), Mao Sun, and Chi Zhao. After the Annual Meeting, the Compensation Committee will consist of Chi Zhao, Mao Sun and Yuanfei (Cliff) Qu, who is expected to continue to serve as Chair.

Each of the members of the Compensation Committee is independent under the applicable Nasdaq listing standards. The Compensation Committee has a written charter. The Compensation Committee’s duties, which are specified in the Compensation Committee charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluating the Company’s Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Company’s Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments, and other special compensation and benefit arrangements for our executive officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

During the fiscal year ended December 31, 2025, no meetings of the Compensation Committee were held.

Nominating and Corporate Governance Committee

Chi Zhao (Chair), Mao Sun, and Jingsheng (Jason) Lu currently serve as members of our Nominating and Corporate Governance Committee. After the Annual Meeting, the Nominating and Corporate Governance Committee will consist of Mao Sun, Jingsheng (Jason) Lu, and Chi Zhao, who is expected to continue to serve as Chair. Each member of such committee is independent under the applicable Nasdaq listing standards. The Nominating and Corporate Governance Committee has a written charter. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. During the fiscal year ended December 31, 2025, no meetings of the Nominating and Corporate Governance Committee were held.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating and Corporate Governance Committee charter, generally provide that persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating and Corporate Governance Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by stockholders and nominees recommended by other persons.

Our Nominating and Corporate Governance Committee will consider recommendations by stockholders of candidates for election to the Board of Directors. Any stockholder who wishes that the Nominating and Corporate Governance Committee consider a recommended candidate must submit such person’s name and resume to the Committee.

Hedging Policy

The Company prohibits employees and directors from entering into hedging transactions or similar arrangements with respect to the Company’s stock.

Insider Trading Policy

Our Insider Trading Policy applies to directors, employees (including officers) and consultants of the Company. Under the Insider Trading Policy, transactions in puts, calls, or other derivative securities involving the Company’s equity securities, as well as hedging transactions involving the Company’s equity securities, such as prepaid variable forwards, equity swaps, collars and exchange funds, are prohibited. The Company believes that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. A copy of our Insider Trading Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of such options, the Board and the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of such equity securities of the Company. We believe, based solely upon the reports filed with the SEC and written representations regarding reports required during the fiscal year ended December 31, 2025, that no executive officer, director, or person who owns more than 10% of a registered class of our equity securities failed to file reports required by Section 16(a) on a timely basis.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Officers

The following table sets forth certain information concerning our executive officers as of August 18, 2026.

Name	Position(s)	Age
Yangyang Li	President	47
Weizhi (Eric) Shao	Chief Executive Officer	40
Roy L. Anderson	Chief Financial Officer	67

Summary Compensation Table

The following tables provide information regarding the compensation for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 2025, and December 31, 2024, by the Company’s Chief Executive Officer, Chief Financial Officer and President of the Company whose employment commenced on April 30, 2024. The President of the Company was elevated to Chief Executive Officer on June 24, 2025, while remaining President and Chairman.

Name and principal position	Year (b)	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($) (h)	All other compensation ($)		Total ($)
Yangyang Li(3)	2025	400,000	—	—		—	—	—	—		400,000
Former CEO, President, Former Chairman of the Board	2024	266,667	—	31,200	(2)	—	—	—	10,000	(4)	307,867
Yinghua Chen	2025	255,000	—	—		—	—	—	—		255,000
Former CEO	2024	300,000	—	1,279,200	(2)	—	—	—	—		1,579,200
Roy L. Anderson	2025	285,000	—	—		—	—	—	—		285,000
Chief Financial Officer, Secretary	2024	285,000	—	31,200	(2)	—	—	—	—		316,200

____________

(1)      Amounts in this column reflect the aggregate grant date fair value of restricted stock unit awards granted on February 22, 2024, computed in accordance with FASB ASC Topic 718, as discussed in Note 15 — Stockholders’ Equity of our notes to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2025. The grant date fair value of each restricted stock unit award is measured based on the closing price of the Company’s common stock on the date of grant, which was $1.04.

(2)      Consists of RSUs granted on February 22, 2024, which vested (i) twenty-five percent immediately upon grant and (ii) the remaining shares vesting in three equal successive installments every six months over an eighteen-month period measured from the date of grant.

(3)      Mr. Yangyang Li (“Mr. Li”) was appointed President of the Company on April 30, 2024. Mr. Li resigned as the Company’s Chief Executive Officer and as Chairman of the Board effective as of June 17, 2026, while remaining President.

(4)      Represents compensation received as a director of the Company in fiscal year 2024.

Employment Arrangements

The Company does not have employment agreements with any of its current named executive officers. The compensation for our named executive officers is set by the Compensation Committee and for 2026 consisted of base salary and discretionary bonus based on the Compensation Committee’s assessment of the Company’s financial performance and progress in achieving its objectives in 2025. Mr. Anderson’s base salary was set at $285,000 for 2026, Mr. Li’s base salary was set at $400,000 for 2026, and remained the same upon his resignation as the Chief Executive Officer of the Company while still serving as President of the Company. Mr. Shao’s base salary has not been determined as of the date of this proxy statement. The Company expects to finalize such arrangement in the near term and will disclose the material terms thereof upon finalization.

Mr. Li resigned as the Company’s Chief Executive Officer and Chairman of the Board, effective as of June 17, 2026. His resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices, and no separation agreement was entered into between Mr. Li and the Company. Mr. Li continues to serve as the Company’s President and a Class A director.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2025, the Company’s named executive officers had the following outstanding equity awards:

Name (a)	Number of securities underlying unexercised options exercisable (#)(b)		Number of Securities underlying unexercised options unexercisable (#)(c)	Equity Incentive plan awards: Number of Securities underlying unexercised unearned options unexercisable (#)(c)	Option exercise price ($)(e)	Option expiration date (f)	Number of shares of units of stock that have not vested (#)(g)	Market value of shares or units of stock that have not vested ($)(h)	Equity Incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(i)	Equity Incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(j)
Yinghua Chen	6,667	(1)	—		12.66	7/01/2030
	12,500	(2)	—		13.26	11/11/2031			—	—
Roy L. Anderson	—		—	—	—	—	—	—	—	—
Yangyang Li	6,667	(3)	—		14.88	5/6/2031

____________

(1)      Represents a stock option granted to Ms. Chen on July 1, 2020 in connection with service as a member of the Board of Directors. The option vested in 4 equal annual installments on each of July 1, 2021, 2022, 2023, and 2024.

(2)      Represents a stock option granted on November 11, 2021 in connection with Ms. Chen’s employment as the Company’s Chief Investment Officer. The option vested in four equal annual installments on each of November 11, 2022, 2023, 2024, and 2025.

(3)      Represents a stock option granted on May 6, 2021 in connection with service as a member of the Board of Directors. The option vested in four equal annual installments on each of May 6, 2022, 2023, 2024, and 2025.

Director Compensation

The following table sets forth information regarding the compensation earned for service on our Board by our non-employee directors during the year ended December 31, 2025. The compensation earned by employee directors is reported in the Summary Compensation Table above.

	Director Compensation Table
Name (a)	Fees earned or paid in cash ($) (b)	Stock Awards ($) (c)	All other compensation ($) (g)		Total ($) (h)
Yushi Guo(1)	30,000	—	—		30,000
Jingsheng (Jason) Lu	20,000	—	—		20,000
Adam Pliska(2)	—	—	80,000	(3)	80,000
Guanzhou (Jerry) Qin(1)	30,000	—	—		30,000
Yuanfei (Cliff) Qu	20,000	—	—		20,000
Mao Sun	20,000	—	—		20,000
Chi Zhao	30,000	—	—		30,000

____________

(1)      Mr. Yushi Guo and Mr. Guanzhou (Jerry) Qin each resigned as director effective March 30, 2026.

(2)      Mr. Pliska resigned as director effective April 30, 2024.

(3)      In February 2022, Mr. Pliska entered into a consulting arrangement with the Company pursuant to which he agreed to provide certain business and strategic advice to the Company. Mr. Pliska earned a consulting fee in the amount of $80,000 for fiscal year 2025.

Director Compensation Program

In March 2023, the Company’s Board of Directors approved the following compensation for non-employee directors: (i) annual $20,000 fee for director services; and (ii) annual $10,000 fee for committee chairs (capped at $10,000 per director). The Company has the option to pay such amounts in cash or shares of common stock issued from the Company’s incentive plan (valued at the closing price of the common stock on the trading day immediately prior to the scheduled payment date), with the current fees payable in cash. The fees are payable monthly by the Company.

PAY VERSUS PERFORMANCE

Pay Versus Performance Table for the Three Completed Fiscal Years ended December 31, 2025

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for each of our principal executive officers (“PEOs”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year (a)	Summary Compensation Table Total For PEO		Compensation Actually Paid to PEO(4)		Average Summary Compensation Table Total for Non-PEO NEOs (d) ($)	Average Compensation Actually Paid to Non-PEO NEOs(5) (e) ($)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return(3) (f) ($)	Net Income (g) ($)
	Chen(1) (b) ($)	Li(2) (b) ($)	Chen(1) (c) ($)	Li(2) (c) ($)
2025	255,000	400,000	449,587	407,349	285,000	289,800	37.30	(34,623,504)
2024	1,579,200	—	1,465,201	—	312,034	308,262	75.24	(22,576,017)
2023	421,607	—	417,693	—	220,963	215,763	100.95	(3,595,361)

____________

(1)      On February 18, 2022, the Board appointed Ms. Yinghua Chen as the President and Secretary of the Company. On September 6, 2022, Ms. Chen was promoted to the Company’s President and Chief Executive Officer with an increase in base salary from $275,000 to $300,000. Ms. Chen ceased to serve as the Company’s Chief Executive Officer on June 24, 2025, and accordingly served as a PEO for only a portion of the 2025 fiscal year. The amounts reported for Ms. Chen for 2025 reflect her total compensation for the full fiscal year, including compensation earned after she ceased to be a PEO.

(2)      On April 30, 2024, the Board appointed Mr. Yangyang Li as the President of the Company. On June 24, 2025, Mr. Li was promoted to the Company’s Chief Executive Officer while continuing to serve as President and Chairman of the Board. The amounts reported for Mr. Li for 2025 reflect his total compensation for the full fiscal year, including compensation earned prior to his becoming a PEO in June 2025.

(3)      Cumulative total stockholder return (“TSR”) assumes $100 was invested on the last trading day in the year ended December 31, 2022 and is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our stock price at the beginning of the measurement period. On the last trading day in the years ended December 31, 2025, 2024, 2023 and 2022, the per share closing prices for our common stock were $0.39, $0.79, $1.06 and $1.05, respectively. No dividends were paid on share or option awards for all periods presented.

(4)      The following table reflects the adjustment from the Summary Compensation Table (“SCT”) to “compensation actually paid” (“CAP”) for each of our PEOs:

PEO SCT Total to CAP Reconciliation

	2025		2024	2023
	Li	Chen	Chen	Chen
Summary Compensation Table Total	$400,000	$255,000	$1,579,200	$421,607
Deduction for SCT “Stock Awards” column value	—	—	(1,279,200)	—
Deduction for SCT “Option Awards” column value	—	—	—	—
Total Deductions from SCT	—	—	(1,279,200)	—
Change in fair value of equity awards granted in any prior fiscal year that vested at the end of or during the covered fiscal year	7,349	194,587	(2,430)	(2,537)
Change in fair value of equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	—	—	(7,019)	(1,377)
Fair value of equity awards that are granted and vest during the covered fiscal year as of the vesting date	—	—	688,800	—
Fair value, as of the end of the covered fiscal year, of awards granted during the covered fiscal year that are outstanding and unvested as of the end of the year	—	—	485,850	—
Fair value at the end of the prior fiscal year of equity awards granted in a prior fiscal year that were forfeited during the covered fiscal year	—	—	—	—

	2025		2024	2023
	Li	Chen	Chen	Chen
Dollar value of dividends or other earnings paid on stock or option awards in the prior fiscal year that were forfeited during the covered fiscal year	—	—	—	—
Total Adjustments	7,349	194,587	1,165,201	(3,914)
Compensation Actually Paid (SCT minus deductions plus total adjustments)	$407,349	$449,587	$1,465,201	$417,693

(5)      The following table reflects the average adjustment from the Summary Compensation Table to “compensation actually paid” for our non-PEO NEOs:

Average Non-PEO NEO SCT Total to CAP Reconciliation

	2025	2024	2023
Summary Compensation Table Total	$285,000	$312,034	$220,963
Deduction for SCT “Stock Awards” column value	—	(31,200)	—
Deduction for SCT “Option Awards” column value	—	—	—
Total Deductions from SCT	—	(31,200)	—
Change in fair value of equity awards granted in any prior fiscal year that vested at the end of or during the covered fiscal year	2,400	251	—
Change in fair value of equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	—	(1,473)	—
Fair value of equity awards that are granted and vest during the covered fiscal year as of the vesting date	—	—	—
Fair value, as of the end of the covered fiscal year, of awards granted during the covered fiscal year that are outstanding and unvested as of the end of the year	—	11,850	—
Fair value at the end of the prior fiscal year of equity awards granted in a prior fiscal year that were forfeited during the covered fiscal year	—	—	(5,200)
Dollar value of dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date	—	—	—
Total Adjustments	2,400	27,429	(5,200)
Compensation Actually Paid (SCT minus deductions plus total adjustments)	$289,800	$308,262	$215,763

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Specified Financial Measures

Relationship between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Net Income.

From 2023 to 2024, the compensation actually paid to our PEO increased by 251% and the average compensation actually paid to the Non-PEO NEOs increased by 43%, compared to a 528% increase in our net loss over the same time period.

From 2024 to 2025, the compensation actually paid to our PEO decreased by 69% (measured by payment to Ms. Chen) or 72% (measured by payment to Mr. Li) and the average compensation actually paid to the Non-PEO NEOs decreased by 6%, compared to a 53% increase in our net loss over the same time period. Net income or loss included in the Pay Versus Performance table is calculated in accordance with GAAP.

Relationship between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Total Shareholder Return (“TSR”).

From December 31, 2023 to December 31, 2024, the Company’s TSR decreased 25% from $100.95 to $75.24, compared to a 251% increase in the year-over-year compensation actually paid to our PEO and a 43% increase in the average compensation actually paid to the Non-PEO NEOs.

From December 31, 2024 to December 31, 2025, the Company’s TSR decreased 50% from $75.24 to $37.30, compared to a 69% decrease (measured by payment to Ms. Chen) or 72% decrease (measured by payment to Mr. Li) in the year-over-year compensation actually paid to our PEO and a 6% decrease in the average compensation actually paid to the Non-PEO NEOs.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2025 about our equity compensation plans, all of which have been approved by our stockholders (and does not take into account the potential effect of Proposal 3 to approve the amendment to the Company’s 2019 Equity Incentive Plan). As of that date, we only had outstanding awards under the Company’s 2019 Equity Incentive Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	211,667	—	101,353
Options	211,667	$21.18	—
Awards	—	—	—
Equity compensation plans not approved by security holders	—	—	—
Options	—	—	—
Awards	—	—	—

Compensation Committee Report

As part of the exercise of its duties, the Compensation Committee has reviewed and discussed the above “Executive and Director Compensation” section in this Proxy Statement with management. Based on the review and discussions, the Compensation Committee recommended to the Board that the Executive and Director Compensation be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and this Proxy Statement.

Yuanfei (Cliff) Qu, Chair

Mao Sun

Chi Zhao

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

The table below sets forth information known to us regarding the beneficial ownership of our common stock as of August 10, 2026, for:

•        each person we believe beneficially holds more than 5% of our outstanding common shares (based solely on our review of SEC filings);

•        each of our “named executive officers” as identified in the summary compensation table; and

•        all of our current directors and executive officers as a group.

The number of shares beneficially owned by a person includes shares issuable under options, warrants and other securities convertible into common stock held by that person and that are currently exercisable or that become exercisable within 60 days of August 10, 2026. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options, warrants and other convertible securities currently exercisable or that become exercisable within 60 days of August 10, 2026, are outstanding. Nevertheless, shares of common stock that are issuable upon exercise of presently unexercised options, warrants and other convertible securities are not deemed to be outstanding for purposes of calculating the “Percentage of Shares Beneficially Owned” by any other person or any other group.

Except as otherwise indicated in the table or its footnotes, the persons in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

As of August 10, 2026, we had 6,420,316 shares of common stock issued and outstanding.

Name and Address of Beneficial Owners(1)	Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Five Percent Stockholders:
Primo Vital Ltd.(2)	1,997,754		31.1%

Directors and Named Executive Officers:
Roy L. Anderson(3)	3,397		*
Mao Sun	—		—
Yangyang Li(4)	219,732		3.4%
Jingsheng (Jason) Lu(5)	10,001		*
Yuanfei (Cliff) Qu(6)	3,334		*
Chi Zhao	—		—
Shanglong Li	—		—
Weizhi (Eric) Shao	—		—
All current directors and executive officers, as a group (8 individuals)	236,463	(7)	3.7	%(7)

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 745 Fifth Ave, Suite 500, New York, NY 10151. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2)      Based on a joint Schedule 13D/A filed on December 11, 2024 by Primo Vital Ltd. (“Primo”), Ourgame International Holdings Limited (“Ourgame”) and Jingsheng Lu, Primo is a wholly owned subsidiary of Ourgame and was the record holder of 11,986,523 shares of the Company’s common stock, and each of Primo, Ourgame and Mr. Lu reported shared voting and dispositive power over such shares. After giving effect to the Company’s 1-for-6 reverse stock split effective June 11, 2026, such holdings were adjusted to 1,997,754 shares of common stock.

The Schedule 13D/A stated that Mr. Lu could exercise voting and dispositive power over the shares held by Primo based on his positions with Ourgame and as the sole director of Primo. However, Ourgame was placed into official liquidation on March 3, 2026, and joint official liquidators were appointed. According to an announcement issued by Ourgame on March 27, 2026, the appointment of the joint official liquidators caused all powers of Ourgame’s directors and management to cease, and Ourgame’s board of directors no longer has legal authority to act on behalf of, represent or bind Ourgame.

(3)      Consists of 3,397 shares of the Company’s common stock held directly.

(4)      Consists of (i) 213,065 shares of the Company’s common stock held directly, and (ii) options to purchase 6,667 shares of common stock that are exercisable within 60 days after August 10, 2026.

(5)      Consists of (i) 3,334 shares of the Company’s common stock held directly by Mr. Lu and (ii) options to purchase 6,667 shares of common stock that are exercisable within 60 days after August 10, 2026. It does not include 1,997,754 shares of common stock held of record by Primo, a wholly owned subsidiary of Ourgame. A joint Schedule 13D/A filed by Primo, Ourgame and Mr. Lu on December 11, 2024 reported that Mr. Lu shared voting and dispositive power over the shares held by Primo based on his positions with Ourgame and as the sole director of Primo. However, Ourgame was placed into official liquidation on March 3, 2026, and joint official liquidators were appointed. According to an announcement issued by Ourgame on March 27, 2026, the appointment of the joint official liquidators caused all powers of Ourgame’s directors and management to cease, and Ourgame’s board of directors no longer has legal authority to act on behalf of, represent or bind Ourgame.

(6)      Consists of 3,334 shares of Company’s common stock held directly.

(7)      Includes the shares of Company’s common stock beneficially owned by the Company’s current directors and executive officers individually, as described above. It does not include the 1,997,754 shares of common stock held of record by Primo, which have not been included in Mr. Lu’s beneficial ownership for the reasons described in footnote (5) above.

Certain Transactions

Related Party Policy

Our Code of Business Conduct & Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interest, except under guidelines approved by the Board of Directors (or the Nominating and Corporate Governance Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “conflict of interest” exists when a person’s private interests interfere in any way (or appear to interfere) with the interests of the Company. A conflict of interest can arise when an officer, director or employee takes actions or has personal interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise when an officer, director or employee, or members of his or her family, receives improper personal benefits as a result of his or her position at the Company.

Our Nominating and Corporate Governance Committee will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The Nominating and Corporate Governance Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the Nominating and Corporate Governance Committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Transactions with Related Persons

On May 2, 2026, the Company entered into the Share Issuance and Reimbursement Agreement with Yangyang Li, the Company’s President and a Class A director. Pursuant to the Share Issuance and Reimbursement Agreement, the Company agreed, (i) on an unconditional basis effective from the date of the Share Issuance and Reimbursement Agreement, to reimburse and indemnify Mr. Li, on a back-to-back basis, in respect of any amounts paid by Mr. Li under the Guaranty, together with interest at a simple rate of 8.75% per annum, and (ii) subject to the satisfaction of certain conditions including stockholder approval, to issue to Mr. Li a number of shares of the Company’s common stock equal to twenty-five percent (25%) of the Maximum Exposure under the Guaranty divided by $1.80 per share, in recognition of the Guaranty provided by Mr. Li. See section “PROPOSAL 4 — APPROVAL OF ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK TO MR. YANGYANG LI PURSUANT TO THE SHARE ISSUANCE AND REIMBURSEMENT AGREEMENT DATED MAY 2, 2026” above for a more detailed description of the Share Issuance and Reimbursement Agreement.

DIRECTOR NOMINATIONS AND STOCKHOLDERS PROPOSALS FOR THE 2027 ANNUAL MEETING

The Company’s Bylaws provide that the nomination of persons for election to the Board and the proposal of business (other than pursuant to Rule 14a-8) may be made at the annual meeting by any stockholder of the Company who is entitled to vote at the meeting on such nomination or proposal and who complies with certain notice procedures. Any stockholder proposing to nominate an individual for election to the Board or make a business proposal must give written notice and certain information specified in the Bylaws to the Corporate Secretary of the Company not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting. As a result, stockholders who intend to present nominations or proposals at the 2027 annual meeting of stockholders must give written notice to the Corporate Secretary, and otherwise comply with the bylaw requirements, no earlier than [•], 2027, and no later than [•], 2027.

Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act must provide written notice that sets forth the information required by Rule 14a-19. The notice required by Rule 14a-19 must be received by the Corporate Secretary of the Company not less than 60 days before the first anniversary of the Annual Meeting, or by [•], 2027.

STOCKHOLDER PROPOSALS FOR INCLUSION IN THE PROXY MATERIALS
FOR THE 2027 ANNUAL MEETING

Stockholders who intend to present proposals at the 2027 annual meeting of stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than 120 calendar days in advance of the date the Company released its proxy statement to stockholders in connection with the previous year’s annual meeting, or by [•], 2027. However, if the date of our 2027 annual stockholders’ meeting is changed by more than 30 days from the date of the Annual Meeting, then the deadline for submitting a stockholder proposal will be a reasonable time before we begin to print and send our proxy materials for our 2027 annual meeting of stockholders.

SOLICITATION

We will bear the cost of preparing, assembling and mailing the proxy, proxy statement, Annual Report and other material that may be sent to the stockholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they may be reimbursed by us for their expenses in doing so. Proxies may be solicited personally, by email or by special letter.

The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

HOUSEHOLDING OF MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple Company stockholders in each household unless otherwise instructed by such Company stockholders. We will deliver promptly a separate copy of the proxy statement to any Company stockholder upon written or oral request to our Secretary, at All In FutureTech Alliance, Inc., 745 Fifth Avenue, Suite 500, New York, NY 10151, telephone: (646) 768-4240. Any Company stockholder wishing to receive separate copies of our proxy statement or annual report to Company stockholders in the future, or any Company stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company stockholder’s bank, broker, or other nominee record holder, or the Company stockholder may contact us at the above address and phone number.

Annex A

~~ALLIED ESPORTS ENTERTAINMENT, INC.~~
ALL IN FUTURETECH ALLIANCE, INC.

2019 Equity Incentive Plan
(as amended on December 30, 2021)
(Marked to show proposed amendment)

Section 1.            Purpose; Definitions.

1.1.        Purpose.    The purpose of the Plan is to enable the Company to offer to employees, officers, and directors of, and consultants to, the Company and its Subsidiaries whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of and/or acquire an equity interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2.        Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means a corporation, limited liability company, or other entity that controls, is controlled by, or is under common control with the Company or any of its Subsidiaries.

(b) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(c) “Asset Sale” means an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” means a transaction in which any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total Fair Market Value or combined voting power of the stock of the Company. A Change of Control caused by an increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as a Change of Control for purposes of the Plan.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, the Treasury Regulations thereunder, and any other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department.

(g) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(h) “Common Stock” means the Common Stock of the Company, par value $0.0001 per share.

(i) “Company” means ~~Allied Esports Entertainment, Inc.~~ All In FutureTech Alliance, Inc., a corporation organized under the laws of the State of Delaware.

(j) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(k) “Effective Date” means the date determined pursuant to Section 11.1.

Annex A-1

(l) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or is traded over-the-counter and last sale information is available, unless otherwise determined by the Committee, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.

(m) “Holder” means a person who has received an award under the Plan.

(n) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(q) “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(r) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(s) “Plan” means this 2019 Equity Incentive Plan, as hereinafter amended from time to time.

(t) “Repurchase Value” means the Fair Market Value if the award to be settled under Section 2.2(g) or repurchased under Section 5.2(l) is comprised of shares of Common Stock and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value,” if the award to be repurchased under Section 9.2 is comprised of shares of Common Stock, means the greater of the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. “Repurchase Value,” if the award to be repurchased under Section 9.2 is comprised of Stock Options or Stock Appreciation Rights, means the difference between the greater of (1) the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event and (2) the exercise price (if lower), multiplied by the number of shares subject to the award.

(u) “Restriction Period” means the time or times within which awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions.

(v) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(w) “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

(x) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(y) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, either a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date) or, at the Company’s election, cash in the amount of the SAR Value.

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(z) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan. Stock Options may be Incentive Stock Options or Non-qualified Stock Options.

(aa) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(bb) “vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2.            Administration.

2.1.        Committee Membership.    The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2.        Powers of Committee.    The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan) to:

(a) select the officers, employees, directors, and consultants of the Company or Subsidiary to whom Stock Options, Stock Appreciation Rights Restricted Stock, Restricted Stock Units and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) interpret this Plan and the terms of awards granted hereunder;

(d) determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(e) make all determinations with respect to a Holder’s service and the termination of such service for purposes of any award;

(f) determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company and/or Subsidiary outside of this Plan;

(g) make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value;

(h) accelerate the vesting or exercisability of any award at any time, and make decisions with respect to outstanding awards that may become necessary upon a Change of Control, Asset Sale, or an event that triggers anti-dilution adjustments under the terms of an outstanding award;

(i) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any award thereunder;

(j) decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan;

(k) subject to the terms of the Plan, amend the terms of an award in any manner that is not inconsistent with the Plan;

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(l) adopt such procedures, modifications or sub-plans as are necessary or appropriate to permit participation in the Plan by eligible persons who are foreign nationals or employed outside of the United States; and

(m) generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or awards.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.

2.3.        Interpretation of Plan.

(a) Committee Authority.    Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company and its Subsidiaries and the Holders.

(b) Incentive Stock Options.    Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) nor any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

2.4         Award Agreements.    The terms and conditions of each award made hereunder, as determined by the Committee, shall be set forth in an Agreement, which shall be delivered to the Holder receiving such award upon, or as promptly as reasonably practicable following, the grant of such award. The effectiveness of an award shall be subject to the Holder’s acceptance of the Agreement, unless otherwise provided in the Agreement.

2.5         Indemnification.    In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Delaware law, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit, or proceeding or in connection with any appeal therein, to which the members of the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any award granted under the Plan, and against all amounts paid by the members of the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the members of the Committee in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member of the Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit, or proceeding, such members of the Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding. The Company shall advance expenses to members of the Committee in connection with the Company’s indemnification obligations hereunder; provided that such member agrees in writing to reimburse the Company for such advances if such member ~~if~~ is ultimately not entitled to indemnification hereunder.

Section 3.            Stock Subject to Plan.

3.1.        Number of Shares.    The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to ~~3,763,305~~1,911,281 shares of Common Stock (giving effect to the 1-for-6 reverse stock split effected on June 11, 2026, and an incremental increase of 1,284,063 shares) (the “Shares”). Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

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3.2.        Recycling Provision.    If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Restricted Stock Units or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any Shares surrendered by a Holder or withheld by the Company or its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan shall not be available for subsequent awards under the Plan.

3.3.        Adjustment Upon Changes in Capitalization, Etc.    In the event of any Common Stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.4.        Administrative Stand Still.    In the event of any changes in capitalization described above in Section 3.3, or any other extraordinary transaction or change affecting the shares or the share price of Common Stock, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.

3.5.        Substitute Awards.    In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

~~3.7~~3.6    Incentive Stock Option Limit.    No more than ~~5,000,000~~ 833,333 shares of Common Stock (giving effect to the 1-for-6 reverse stock split effected on June 11, 2026) may be issued pursuant to the exercise of Incentive Stock Options.

Section 4.            Eligibility.

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or Subsidiary and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company or its Subsidiaries with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5.            Stock Options.

5.1.        Grant.    Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee

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may from time to time approve. The Agreement for a Stock Option shall indicate whether the Stock Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option, and the Company shall have no liability to the Holder arising from such failure of the Stock Option to qualify as an Incentive Stock Option.

5.2.        Terms and Conditions.    Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term.    The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”) may be exercisable after the expiration of five years from the date of grant.

(b) Exercise Price.    The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Stock Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of a share of Common Stock; provided, further, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability.    Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a two- to five-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines in its sole discretion.

(d) Method of Exercise.    Subject to the installment, exercise and waiting period provisions as set forth in the Agreement, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan or a reduction of the number of shares of Common Stock otherwise deliverable upon exercise of such Option) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the next sentence of this section, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee may also authorize other means for paying the exercise price of a Stock Option, including using the value of the Stock Option (as determined by the difference in the Fair Market Value of the Common Stock and the exercise price of the Stock Option or other means determined by the Committee).

(e) Stock Payments.    Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability.    Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option

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(i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and in any case the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death.    If a Holder’s employment by, or association with, the Company or Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability.    If a Holder’s employment by, or association with, the Company or Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement.    Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-Qualified Stock Option or three months in the case of an Incentive Stock Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination.    Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Incentive Stock Options.    The aggregate Fair Market Value (on the date of grant of the Stock Option) of shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Subsidiaries) shall not exceed $100,000. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Stock Option. The Company shall have no liability to any Holder or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.

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(l) Buyout and Settlement Provisions.    The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(m) Rights as Stockholder.    A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6.            Stock Appreciation Rights.

6.1.        Grant.    Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option (“Related Right”) or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2.        Terms and Conditions.    Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability.    Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement. Notwithstanding the foregoing, a Related Right shall be exercisable only to the same extent as the related Option, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options, and provided that the Holder surrenders the applicable portion of the related Stock Option upon exercise of the Related Right. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised or, at the Company’s election, cash for the value so calculated.

(b) Termination.    All or a portion of a Related Right shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Shares Available Under Plan.    The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7.            Restricted Stock; Restricted Stock Units.

7.1.        Grant.    Shares of Restricted Stock and Restricted Stock Units may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, any Restriction Period, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. In addition, the Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock Units will be awarded, and the vesting and forfeiture conditions during the applicable Restriction Period, as set forth in an Agreement.

7.2.        Restricted Stock Terms and Conditions.    Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates.    Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited

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by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder.    Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture.    Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

7.3.        Restricted Stock Units Terms and Conditions.    Each Restricted Stock Units award shall be subject to the following terms and conditions:

(a) Settlement.    The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Holder’s election, in a manner intended to comply with Section 409A.

(b) No Rights as a Stockholder.    A Holder will have no rights of a holder of Common Stock with respect to shares subject to any Restricted Stock Unit unless and until the shares are delivered in settlement of the Restricted Stock Unit. No shares of Common Stock will be issued at the time a Restricted Stock Unit is granted.

(c) Dividend Equivalents.    If the Committee provides, a grant of Restricted Stock Units may provide a Holder with the right to receive dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the Holder, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the dividend equivalents are granted and subject to other terms and conditions as set forth in the Agreement.

(d) Forfeiture.    Upon the expiration of the Restriction Period with respect to each award of Restricted Stock Units, if the applicable restrictions, terms, and conditions have not been met, all or part of such Restricted Stock Units shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock Units that shall have been so forfeited.

7.4         Removal of Restrictions.    The Committee may remove any or all of the restrictions on Restricted Stock or Restricted Stock Units upon the determination that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant, such action is appropriate.

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Section 8.            Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include performance shares or options, whose award is tied to specific performance goals. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9.            Accelerated Vesting and Exercisability.

9.1.        Non-Approved Transactions.    If there is a Change of Control, and the Board does not authorize or otherwise approve such transaction, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2.        Approved Transactions.    In the event of an Asset Sale or if there is a Change of Control that has been approved by the Company’s Board of Directors, then the Committee may (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, stock or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s stockholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the acquisition, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder all or the applicable portion of the award based upon the Committee’s determination of the degree of attainment of performance goals, or on such other basis determined by the Committee.

9.3.        Code Section 409A.    Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10.          Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

Section 11.          Term of Plan.

11.1.      Effective Date.    The Effective Date of the Plan shall be December 19, 2018, subject to the approval of the Plan by the Company’s stockholders on or prior to the one-year anniversary of the Effective Date. Only Stock Options may be granted under the Plan prior to such approval of the Plan by the Company’s stockholders; provided,

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however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2.      Termination Date.    Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12.          General Provisions.

12.1.      Written Agreements.    Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2.      Unfunded Status of Plan.    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. Neither the Company, the Board, nor the Committee shall be required to establish any special or separate fund or to segregate any assets to ensure the performance of obligations under the Plan. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3.      Employees.

(a) Engaging in Competition with the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information.    If a Holder’s employment with the Company or Subsidiary is terminated for any reason whatsoever, and Holder (i) within three months after the date thereof, accepts employment with any competitor of, or otherwise engages in competition with, the Company, any Subsidiary, or any Affiliate thereof, (ii) within two years after the date thereof, solicits any customers or employees of the Company, any Subsidiary, or any Affiliate thereof to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) at any time uses or discloses to anyone outside the Company any confidential information of the Company, any Subsidiary, or any Affiliate thereof in violation of the Company’s policies or any agreement between the Holder and the Company or Subsidiary, the Committee, in its sole discretion, may require such Holder to return (through the payment of cash, return and transfer to the Company of shares of Common Stock or by other methods determined by the Committee) to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares subject to the award on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such shares, or (2) in the case of SARs, shall, at the Company’s election, return the full amount paid to the Holder in connection therewith.

(b) Termination for Cause.    If a Holder’s employment with the Company or Subsidiary is terminated for “cause” (as may be defined in the Agreement or an employment agreement entered into by the Holder), the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares on the date of termination (or the sales price of such Shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, (2) with the consent of the Company, which may be withheld for any reason or no reason, surrender to the Company shares of Common Stock having Fair Market Value equal to the Fair Market Value on the date they were acquired upon exercise of the Option or (3) in the case of SARs, return the full amount paid to the Holder in connection therewith.

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(c) No Right of Employment.    Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company, or Subsidiary any right to continued employment with the Company or Subsidiary, nor shall it interfere in any way with the right of the Company or Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4.      No Fractional Shares.        No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

12.5.      Limitations on Liability.

(a) Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate, or member of the Committee, will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary, Parent or Affiliate and member of the Committee that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

(b) Neither the Company nor any Subsidiary shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any Award granted hereunder.

12.6.      Lock-Up Period.    The Company may, at the request of any underwriter, placement agent or otherwise, in connection with the registered offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit Holders from, directly or indirectly, selling or otherwise transferring any shares or other Company securities acquired under this Plan during a period of up to one hundred eighty (180) days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter or placement agent.

12.7.      Data Privacy.    As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Subsidiaries, Affiliates, and any Parent exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and its Subsidiaries, Affiliates, and any Parent may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or its Subsidiaries, Affiliates, and any Parent; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Subsidiaries, Affiliates, and any Parent may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and its Subsidiaries, Affiliates, and any Parent may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a transfer agent, broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents

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in this Section 12.7 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 12.7. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

12.8.      Successor.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

12.9.      Investment Representations; Company Policy.    The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.10.    Additional Incentive Arrangements.    Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.11.    Withholding Taxes.    Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.12.    Clawback.    Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

12.13.    Governing Law.    The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.14.    Other Benefit Plans.    Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.15.    Non-Transferability.    Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.16.    Applicable Laws.    The obligations of the Company with respect to all Stock Options and other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.

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12.17.    Conflicts.    If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.18.    Compliance with Section 409A of the Code.    The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Holder holding an award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Holder’s “separation from service” or, if earlier, the date of the Holder’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

12.19.    Sub-Plans.    The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the participants in the jurisdiction for which the sub-plan was designed.

12.20.    Non-Registered Stock.    The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

12.21.    Non-Uniform Treatment.    The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Agreements, in each case as it determines in its sole and absolute discretion.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY T03256-P57047 1. To elect (i) two Class B directors to serve until the 2027 annual meeting of stockholders, (ii) two Class C directors to serve until the 2028 annual meeting of stockholders, and (iii) two Class A directors to serve until the 2029 annual meeting of stockholders. If you sign and return your proxy card and do not specify how you want your shares to be voted, they will be voted “FOR” in respect of all of the Company’s nominees. 2. To ratify the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To consider and vote on whether to approve an amendment to the Company’s 2019 Equity Incentive Plan (as amended) that would increase the number of authorized shares under the Company’s 2019 Equity Incentive Plan (as amended) to 1,911,281 shares of the Company’s common stock. 4. To consider and vote on whether to approve the issuance of 707,730 shares of the Company’s common stock to Mr. Yangyang Li, the Company’s President and a Class A director, pursuant to the Share Issuance and Reimbursement Agreement, dated May 2, 2026, by and between the Company and Mr. Yangyang Li. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1a. Yangyang Li 1b. Shanglong Li For Withhold For Withhold For Withhold For Against Abstain ALL IN FUTURETECH ALLIANCE, INC. ALL IN FUTURETECH ALLIANCE, INC. 745 FIFTH AVENUE, SUITE 500 NEW YORK, NY 10151 The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1, vote FOR Proposals 2, 3 and 4. The Board of Directors recommends you vote “FOR” ONLY the election of the Company’s director nominees set forth below: The Board of Directors recommends you vote “FOR” the following proposal: The Board of Directors recommends you vote “FOR” the following proposal: The Board of Directors recommends you vote “FOR” the following proposal: Class A: Class B: Class C: 1c. Jingsheng (Jason) Lu 1d. Mao Sun 1e. Yuanfei (Cliff) Qu 1f. Chi Zhao VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [ ], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AIFA2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [ ], 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS &VOTE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. T03257-P57047 ALL IN FUTURETECH ALLIANCE, INC. 2026 ANNUAL MEETING OF STOCKHOLDERS [ ], 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS By signing, dating, and returning this proxy card, the undersigned appoints Yangyang Li and Roy Anderson, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them, or either of them, to represent and to vote, and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present thereat, with respect to, all of the shares of common stock of All In FutureTech Alliance, Inc., a Delaware corporation (the “Company” or “AIFA”), that the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on [ ], 2026, at [ ] a.m. Eastern Time at www.virtualshareholdermeeting.com/AIFA2026 and any adjournment, postponement, continuation, or rescheduling thereof. The undersigned hereby revokes any other proxy heretofore given by the undersigned for the Annual Meeting, including any proxy previously given by telephone or the Internet, and acknowledges receipt of the Notice of the 2026 Annual Meeting and Proxy Statement dated [ ], 2026. The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the Annual Meeting, subject to compliance with rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. Subject to the conditions set forth in the Proxy Statement, if any director nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. This proxy, when properly executed, will be voted in the manner directed herein. Unless a contrary direction is given, the shares represented by this proxy will be voted “FOR” each of the director nominees listed in Proposal, “FOR” Proposals 2, 3 and 4. YOUR VOTE IS VERY IMPORTANT - PLEASE SUBMIT YOUR PROXY TODAY!